UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

TERRASCEND CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF MEETING,
MANAGEMENT INFORMATION CIRCULAR
AND PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
TERRASCEND CORP.
TO BE HELD ON
June 27, 2022
These materials are important and require your immediate attention. If you have questions as to how to deal with these documents or the matters to which they refer, please contact your financial, legal or other professional advisor.
If you have any questions or require further information with regard to voting your shares or completing your documentation, please contact Odyssey Trust Company, our transfer agent, toll free within North America at 1-888-290-1175, 1-587-885-0960, or by e-mail at appointee@odysseytrust.com.
April 28, 2022

Dear Fellow Shareholders,
On behalf of the board of directors (the “Board”) and management of TerrAscend Corp. (“TerrAscend” or the “Corporation”), I am pleased to invite you to join me at TerrAscend’s annual meeting of common shareholders. The meeting will be held virtually on June 27, 2022, at 1:00 p.m. (Eastern Time).
Due to our continued commitment to safety and the mitigation of health risks to our communities, shareholders, employees and other stakeholders, we will once again hold our annual meeting via live audio webcast. Our management information circular contains detailed instructions about how to participate at the virtual meeting, where registered shareholders and proxyholders as of the annual meeting’s record date will have the opportunity to ask questions and vote on a number of important matters.
Over the past three years, the TerrAscend team has worked hard to position the Corporation as a top player in North America and prepare us for the significant growth we anticipate in 2022 and beyond.
In 2021, we enhanced our operations in New Jersey to prepare for upcoming adult-use sales and secured a leadership position in the Michigan market with our acquisition of Gage Growth Corp. (“Gage”). In Maryland, we closed our acquisition of HMS, and were subsequently awarded Maryland’s Best Grower by MJ Connect. In Pennsylvania, we completed an upgrade of our cultivation and manufacturing facility and are now growing some of the highest quality flower we have ever sold in the market, such that we once again achieved a top three market share position in the state exiting 2021.
Looking ahead, we are focused on one thing above all: the highest quality products for our patients and customers. We believe this focus will be our key differentiator, further driving market share for our premier products across our footprint.
We are thrilled with the recent launch of adult-use sales in New Jersey. TerrAscend has one of the largest approved cultivation capacities in the state and we are currently in the process of expanding to scale our operations as patient and consumer demand grows. New Jersey is an important market for us, where our large cultivation and manufacturing footprint, exclusive in-state agreement with Cookies, and our strategically located dispensaries in northern New Jersey have positioned us for long-term success.
In Michigan, we continue to expand to solidify our leadership position in this multibillion-dollar market.1 In addition to opening a new Cookies dispensary in Ann Arbor, we recently announced the acquisition of Pinnacle Dispensaries that includes six retail dispensary licenses — five of which are currently operational — that we intend to rebrand to either Gage or Cookies. Upon closing, our retail footprint will increase to 17 dispensaries in Michigan and 32 dispensaries nationwide.
Following the open genetics window in December 2021, we were pleased to have begun 2022 by cultivating new genetics in Pennsylvania. We are now well positioned with some of the newest and, in our view, the most desirable, diverse, and proprietary genetics in the state. The first of these new high-quality strains is expected to be available for sale early in the second quarter, with additional strains to follow soon after. We are excited for our patients to experience this premier flower.
In Maryland, the build-out of our expanded cultivation facility in Hagerstown is well underway and we recently entered into a definitive agreement to acquire Allegany Medical Marijuana Dispensary (“AMMD”). AMMD is a well located dispensary on the borders of both West Virginia and Pennsylvania and positions TerrAscend for vertical integration in Maryland. We are currently in the process of further expanding our cultivation and manufacturing capacity to support medical patients in the state and be well positioned for the potential adult use legalization through a ballot vote in November.
Turning to California, our super premium State Flower brand has performed well, which has enabled us to continue to sell-out our total cultivation capacity at consistent premium prices. Our five Apothecarium

1 Anderson Economic Group, Michigan Cannabis Market Growth, Size, Oct 5, 2021.

dispensaries have performed consistently, and we recently launched the Apothecarium mobile retail app for Apple iOS devices to better meet our customers’ needs. The app, which is currently available for download in California and New Jersey, seamlessly integrates into our existing retail and web-based e-commerce experiences. It enables our customers to instantly connect with Apothecarium dispensaries and provide them with added convenience in a personalized digital environment.
We modestly grew our full-year sales and improved adjusted EBITDA from our Canadian operations in 2021, and plan to keep up this momentum in 2022. With our acquisition of Gage, we are the exclusive Cookies retail partner in Canada and are excited by the performance of our recently opened Cookies-branded store in downtown Toronto.
Over the past year, we added the diverse talent necessary to execute on the Corporation’s next phase of growth. We appointed Ziad Ghanem as President and Chief Operating Officer; Charishma Kothari as SVP of Marketing; Charles Oster as SVP of Sales; Jared Anderson, SVP of Finance and Strategy; and welcomed Kara DioGuardi to our Board. We are extremely excited to welcome them as the newest members of our diverse and engaged leadership team.
We believe that 2022 will be a breakout year for TerrAscend. With the acquisition of Gage and the recent launch of adult-use sales in New Jersey, we are extremely well positioned in our core markets. TerrAscend’s operations now span five states and Canada, with seven cultivation and manufacturing facilities, and a retail network that is expected to grow to more than 40 stores by the end of this year. We look forward to updating you on our progress over the course of the year.
On behalf of the entire team, thank you for your ongoing support.
Sincerely,
Jason Wild
Executive Chairman, Chairman of the Board and Director

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF TERRASCEND CORP.
TO BE HELD ON June 27, 2022
TO:
The Shareholders of TerrAscend Corp.

NOTICE IS HEREBY GIVEN that the annual meeting of the holders (the “Shareholders”) of common shares (the “Common Shares”) of TerrAscend Corp. (the “Corporation”) will be held virtually at https://web.lumiagm.com/289998257 (password: “terrascend2022” (case-sensitive)) on June 27, 2022, at 1:00 p.m. (Eastern Time) (the “Meeting”), for the following purposes:
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to receive and consider the audited consolidated financial statements of the Corporation for the financial year ended December 31, 2021, together with the report of the auditor thereon;

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to elect directors of the Corporation for the ensuing year;

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to re-appoint MNP LLP as auditor of the Corporation for the ensuing year and to authorize the directors of the Corporation to fix their remuneration;

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to transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

The specific details of the foregoing matters to be put before the Meeting are set forth in the Management Information Circular accompanying this Notice of Meeting.
The record date for determining the Shareholders entitled to receive notice of and vote at the Meeting is the close of business on April 28, 2022 (the “Record Date”). Only Shareholders whose names have been entered in the register of Shareholders as of 5:00 p.m. (Eastern Time) on the Record Date are entitled to receive notice of and vote at the Meeting. Those Shareholders of record will be included in the list of Shareholders prepared as at the Record Date and will be entitled to vote the Common Shares recorded therein at the Meeting.
Each Common Share entitled to be voted at the Meeting will entitle the holder thereof to one vote at the Meeting.
A Shareholder may attend the Meeting or be represented by proxy through the Lumi platform. Registered Shareholders who are unable to attend the Meeting are requested to complete, sign and date the enclosed form of proxy and send it to Odyssey Trust Company (“Odyssey”), the Corporation’s transfer agent, at its offices located at Trader’s Bank Building, 702, 67 Yonge Street, Toronto, Ontario, M5E 1J8, or to vote over the Internet as specified in the form of proxy. To be effective, such proxy must be received by Odyssey by 1:00 p.m. (Eastern Time) on June 23, 2022, or not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time fixed for the Meeting or any adjournment(s) or postponement(s) thereof.
Non-registered Shareholders who receive these materials through their broker or other intermediary should complete and return the voting instruction form provided by their broker or other intermediary in accordance with the instructions provided.
Virtual Meeting Logistics
As noted above, the Corporation is holding the Meeting as a completely virtual meeting, which will be conducted via live webcast. Shareholders will not be able to attend the Meeting in person. In order to attend, participate in or vote at the Meeting, Shareholders must have a valid username.
Registered Shareholders and duly appointed proxyholders will be able to attend, participate in and vote at the Meeting online at https://web.lumiagm.com/289998257. Such persons may then enter the Meeting by clicking “I have a login” and entering a username and password before the start of the Meeting.
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Registered Shareholders:   The control number located on the form of proxy (or in the email notification you received if you have previously consented to receiving Shareholder materials via email) is the username. The password to the Meeting is “terrascend2022” (case-sensitive). If as a registered Shareholder you are using your control number to login to the Meeting and you have previously voted, you do not need to vote again when the polls open during the Meeting. By voting at the Meeting, you will revoke your previous voting instructions received prior to the proxy voting cut-off.

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Duly appointed proxyholders:   A Shareholder who wishes to appoint a person other than the management nominee(s) identified in the form of proxy to attend, participate in or vote at the Meeting (including a non-registered Shareholder who wishes to appoint themselves) must register the appointed proxyholder by sending an email to appointee@odysseytrust.com by 1:00 p.m. (Eastern Time) on June 23, 2022, providing Odyssey with the required proxyholder contact as set out in the enclosed instructions, so that Odyssey may provide the proxyholder with a username via email. Without a username, proxyholders will not be able to attend, participate in or vote at the Meeting. Odyssey will provide the proxyholder with a username by e-mail after the voting deadline has passed. The password to the Meeting is “terrascend2022” (case-sensitive).

Only registered Shareholders and duly appointed proxyholders will be entitled to attend, participate in and vote at the Meeting.
DATED at Toronto, Ontario, this 28th day of April, 2022.
BY ORDER OF THE BOARD OF DIRECTORS
(signed) “Jason Wild”

Jason Wild
Executive Chairman, Chairman of the Board and Director

MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT
FOR 2022 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 27, 2022
at 1:00 P.M. EST
This management information circular and proxy statement (the “Circular”) is being furnished to holders (“Shareholders”) of common shares (the “Common Shares”) in the capital of TerrAscend Corp. (“TerrAscend” or the “Corporation”) in connection with the solicitation of proxies by management of the Corporation for use at the annual meeting of Shareholders to be held virtually at https://web.lumiagm.com/289998257 (password “terrascend2022” (case-sensitive)) on June 27, 2022, at 1:00 p.m. (Eastern Time) (the “Meeting”), or any adjournment(s) or postponement(s) thereof, for the purposes set forth in the accompanying notice of meeting (the “Notice of Meeting”).
INFORMATION CONTAINED IN THIS CIRCULAR
Information contained in this Circular is given as at April 28, 2022, unless otherwise specifically stated. All dollar amounts herein are in United States (US) dollars, unless indicated as Canadian dollars (C).
The Corporation is a reporting issuer or equivalent in the provinces of British Columbia, Alberta and Ontario and files its continuous disclosure documents with the provincial securities regulatory authorities of those provinces. The continuous disclosure documents of the Corporation are filed on the System for Electronic Document Analysis and Retrieval (“SEDAR”) and are available under the Corporation’s profile at www.sedar.com.
FORWARD-LOOKING STATEMENTS
This Circular and the enclosed letter to Shareholders contain “forward-looking statements” within the meaning of applicable securities laws. Forward-looking statements contained herein may be identified by the use of words such as, “may”, “would”, “should”, “could”, “will”, “likely”, “expect”, “anticipate”, “believe”, “intend”, “plan”, “forecast”, “project”, “estimate”, “outlook” and other similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements reflect management’s current beliefs with respect to future events and are based on information currently available to management. Forward-looking statements contained herein include, but are not limited to, statements with respect to: future revenue and profit growth; the increase in capacity in processing facilities and operating dispensaries; the expansion of retail locations; and the appointment of additional independent directors and committees.
Forward-looking statements are not a guarantee of future performance and are based upon a number of estimates and assumptions of management in light of management’s experience and perception of trends, current conditions and expected developments, as well as other factors relevant in the circumstances. The forward-looking statements contained herein are based on certain key expectations and assumptions, relating to:
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the ability of the Corporation to generate cash flow from operations and obtain necessary financing on acceptable terms, and the use of net proceeds from private placements;

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the Corporation’s expectations regarding its consolidated sales, expenses and operations;

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the Corporation’s plans for developing its business and its operations;

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the Corporation’s loss of “foreign private issuer” status;

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the implementation of a related party transaction policy;

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the general economic, financial market, regulatory and political conditions in which the Corporation operates;

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consumer interest in the Corporation’s products;

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the ability of the Corporation to obtain qualified staff, equipment and services in a timely and cost-efficient manner;

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the ability of the Corporation to conduct its operations in a safe, efficient and effective manner;

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the Corporation’s expectations regarding determination of director compensation;

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the Corporation’s joint venture interests, including, as applicable, required regulatory approvals and licensing, anticipated costs and timing, expected impact thereof, and the ability to enter into future joint ventures;

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the Corporation’s ability to complete future strategic alliances and the expected impact thereof;

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the Corporation’s ability to source investment opportunities and complete future acquisitions, including in respect of entities in the US, the ability to finance such acquisitions, and the expected impact thereof, including potential issuances of Common Shares;

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the ability to meet certain financial/debt covenants based on uncertain market conditions;

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the expected growth in the number of customers and patients using the Corporation’s recreational and medical cannabis, respectively;

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the expected growth in the Corporation’s cultivation and production capacities;

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expectations with respect to future production costs;

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the expected methods to be used by the Corporation to distribute cannabis;

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the expected growth in the Corporation’s number of dispensaries;

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the competitive conditions of the industry;

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the legalization of the use of cannabis for medical and/or recreational use in the US and the related timing and impact thereof;

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laws and regulations and any amendments thereto applicable to the business and the impact thereof;

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the possibility of actions by individuals, or US federal government enforcement actions, against the Corporation and the potential impact on the Corporation;

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the competitive advantages and business strategies of the Corporation;

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the grant, renewal and impact of any license or supplemental license to conduct activities with or without cannabis or any amendments thereof;

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the medical benefits, viability, safety, efficacy, dosing and social acceptance of cannabis;

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the Corporation’s future product offerings;

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the anticipated future gross margins of the Corporation’s operations;

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the Corporation’s ability to source and operate facilities in the US;

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the Corporation’s ability to integrate and operate the assets acquired from Arise Bioscience Inc., The Apothecarium Dispensary, Valhalla Confections, Ilera Healthcare, ABI SF LLC (i.e. State Flower), HMS Health LLC and HMS Processing LLC, GuadCo LLC and KCR Holdings LLC, and Gage (as defined herein);

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ability to close the acquisition of Allegany Medical Marijuana Dispensary and the Corporation’s positioning for vertical integration in Maryland;

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the intention of the Corporation to rebrand Pinnacle Dispensaries as either Gage and Cookies;

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any benefits expected from the Corporation’s acquisition of Gage;

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Gage’s plans to continue building a diverse portfolio of branded cannabis assets and business arrangements through investments, strategic business relationships and the pursuit of licenses in attractive retail locations in Michigan;

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the expected time to finish construction on Gage’s new processing facility;

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the potential impact of infectious diseases, including the COVID-19 pandemic;

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the Corporation’s ability to protect its intellectual property; and

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the possibility that the Corporation’s products may be subject to product recalls and returns.

Although the Corporation believes that the expectations and assumptions on which such forward-looking statements are based are reasonable, undue reliance should not be placed on the forward-looking statements because the Corporation can give no assurance that they will prove to be correct. Actual results and developments may differ materially from those contemplated by these statements. Forward-looking statements are subject to a variety of risks and uncertainties that could cause actual events or results to differ materially from those projected in the forward-looking statements. Such risks and uncertainties include, but are not limited to: current and future market conditions; risks related to federal, state, provincial, territorial, local and foreign government laws, rules and regulations, including federal and state laws in the US relating to cannabis operations in the US; and the risk factors set out in the management’s discussion and analysis approved by the board of directors of the Corporation (the “Board”) on March 17, 2022 for the year ended December 31, 2021 and other filings with the Canadian securities regulators available under the Corporation’s profile on SEDAR at www.sedar.com and on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
The statements in this Circular are made as of the date of this Circular. The Corporation disclaims any intent or obligation to update any forward-looking statements, whether as a result of new information, future events or results or otherwise, other than as required by applicable securities laws.
CAUTION REGARDING CANNABIS OPERATIONS IN THE UNITED STATES
Investors should note that there are significant legal restrictions and regulations that govern the cannabis industry in the US. Cannabis remains a Schedule I drug under the US Controlled Substances Act, making it illegal under federal law in the US to, among other things, cultivate, distribute or possess cannabis in the US. Financial transactions involving proceeds generated by, or intended to promote, cannabis-related business activities in the US may form the basis for prosecution under applicable US federal money laundering legislation.
While the approach to enforcement of such laws by the federal government in the US has trended toward non-enforcement against individuals and businesses that comply with medical- or adult-use cannabis programs in states where such programs are legal, strict compliance with state laws with respect to cannabis will neither absolve the Corporation of liability under US federal law, nor will it provide a defense to any federal proceeding which may be brought against the Corporation. The enforcement of federal laws in the US is a significant risk to the business of the Corporation and any proceedings brought against the Corporation thereunder may adversely affect the Corporation’s operations and financial performance.
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INFORMATION CONCERNING THE CORPORATION
General Information
The Corporation was incorporated under the Business Corporations Act (Ontario) (“OBCA”) as “TerrAscend Corp.” on March 7, 2017. The Corporation’s registered and head office is located at PO Box 43125, Mississauga, Ontario, L5C 1W2. The Common Shares are listed and posted for trading on the Canadian Securities Exchange (the “CSE”) under the symbol “TER” and on the OTCQX® Best Market under the symbol “TRSSF”.
Voting Securities and Principal Holders of Voting Securities
The Corporation is authorized to issue an unlimited number of Common Shares, an unlimited number of proportionate voting shares (“Proportionate Voting Shares”), an unlimited number of non-participating, non-voting, unlisted exchangeable shares (“Exchangeable Shares”), and an unlimited number of preferred shares, issuable in series (“Preferred Shares”). As of the close of business on April 28, 2022 (the “Record Date”), there were a total of 251,971,226 Common Shares, no Proportionate Voting Shares, 38,890,570 Exchangeable Shares and 13,968 Preferred Shares issued and outstanding. As of the Record Date, there were 900,000 exchangeable units of Spartan Partners Holdings, LLC, an indirect subsidiary of the Corporation (“Exchangeable Units”), issued and outstanding. Such Exchangeable Units are exchangeable for 13,504,500 Common Shares but have not been exchanged as of the Record Date. Each Common Share entitles the holder thereof to one vote on all matters to be acted upon at the Meeting, and each Proportionate Voting Share would entitle the holder thereof to 1,000 votes on all matters to be acted upon at the Meeting. The Exchangeable Shares and the Preferred Shares are not entitled to vote at the Meeting. Therefore, there are a total of 251,971,226 votes eligible to be cast at the Meeting.
To the knowledge of the directors and executive officers of the Corporation, as of the Record Date, no person or company beneficially owns, or controls or directs, directly or indirectly, Common Shares carrying 10% or more of the voting rights attached to the Common Shares except for the following:
Name of Shareholder	Number of Votes Held	Percentage of Total Eligible Votes(1)
Jason Wild	90,168,853(2)	35.8%

(1)
Based on a total of 251,971,226 Common Shares outstanding on an undiluted basis as of the Record Date.

(2)
Jason Wild, the Executive Chairman and Chairman of the Board of the Corporation, indirectly controls 90,168,853 Common Shares representing 35.8% of the Common Shares as of the Record Date.

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GENERAL PROXY MATTERS
Solicitation of Proxies
Management of the Corporation is using this Circular to solicit proxies from Shareholders for use at the Meeting. TerrAscend will bear all costs associated with the preparation and mailing of this Circular, the Notice of Meeting and the accompanying form of proxy, as well as the cost of the solicitation of proxies. Solicitations of proxies will be primarily made by mail, but may also be made by telephone, by email, by other means of electronic transmission or in person by directors, officers and employees of TerrAscend. TerrAscend will pay for the delivery of its proxy-related materials indirectly to all Non-Registered Shareholders (as defined below). Banks, brokerage houses and other custodians and nominees or fiduciaries will be requested to forward proxy solicitation material to their principals and to obtain authorizations for the execution of proxies.
Record Date
The Board fixed the close of business on April 28, 2022 as the Record Date for determining which Shareholders shall be entitled to receive notice of, and to vote at, the Meeting. Only Shareholders of record as of the Record Date are entitled to receive notice of, and to vote at, the Meeting or any adjournment(s) or postponement(s) thereof. Persons who acquire Common Shares after the Record Date will not be entitled to vote such shares at the Meeting.
Appointment and Revocation of Proxies
The persons named in the enclosed form of proxy are directors and/or officers of the Corporation. A Shareholder has the right to appoint a person, persons or entity (who need not be a Shareholder) other than the persons designated in the form of proxy provided by the Corporation to attend and act on behalf of the Shareholder at the Meeting. A Shareholder wishing to exercise this right may do so by inserting the name(s) of the desired person, persons or entity in the blank space provided in the form of proxy or by completing another proper form of proxy. This must be completed prior to registering such proxyholder, which is an additional step to be completed once you have submitted your form of proxy or voting instruction form (see section below entitled “Virtual Meeting Protocols: Registering a Proxyholder to Attend the Meeting”). In order to be effective, a proxy must be received by the Corporation’s transfer agent, Odyssey Trust Company (“Odyssey”), at Trader’s Bank Building, 702, 67 Yonge Street, Toronto, Ontario, M5E 1J8, or over the Internet as specified in the form of proxy, by 1:00 p.m. (Eastern Time) on June 23, 2022, or not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time fixed for the Meeting or any adjournment(s) or postponement(s) thereof. The Chair of the Meeting may waive or extend the proxy cut-off without notice and in his sole discretion. The proxy must be in writing and executed by the Shareholder, or such Shareholder’s attorney authorized in writing, or if such Shareholder is a corporation, under its corporate seal or by a duly authorized officer or attorney thereof.
A registered Shareholder who has given a proxy may revoke it by an instrument in writing executed by such registered Shareholder, by such registered Shareholder’s attorney authorized in writing or, if the registered Shareholder is a corporation, under its corporate seal or by a duly authorized officer or attorney thereof, and delivered either to the Corporation or to Odyssey at the address specified above at any time up to and including the last business day preceding the day of the Meeting, or any adjournment(s) or postponement(s) thereof, or with the Chair of the Meeting on the day of the Meeting before the commencement of the Meeting or the reconvening of any adjournment or postponement of the Meeting. A revocation of a proxy will not affect a matter on which a vote is taken before the revocation.
If you are a Non-Registered Shareholder who has voted by proxy through your Intermediary (as defined below) and would like to change or revoke your vote, contact your Intermediary to discuss whether this is possible and what procedures you need to follow. The change or revocation of voting instructions by a Non-Registered Shareholder can take several days or longer to complete and, accordingly, any such action should be completed well in advance of the deadline given in the proxy or Voting Instruction Form (as defined below) by the Intermediary or its service company to ensure it is effective.
Proxy Voting
The persons named in the form of proxy will vote (or withhold from voting) the Common Shares in respect of which they are appointed in accordance with the instructions of the Shareholder appointing them, and if the Shareholder specifies a choice with respect to any matter to be acted upon at the Meeting, the persons appointed as proxyholders shall vote accordingly. In the absence of such direction, such Common Shares will be voted FOR the passing of all matters and resolutions described herein. The form of proxy confers discretionary authority upon the persons named therein with respect to amendments or variations to the matters identified in the Notice of Meeting and with respect to other matters which may properly come before the Meeting or any adjournment(s) or postponement(s) thereof. The persons named in the enclosed proxy will have discretionary authority with respect to any amendments or variations of the matters of business to be acted on at the Meeting or any other matters properly brought before the Meeting or any adjournment(s) or postponement(s) thereof, in each instance, to the extent permitted by law, whether or not the amendment, variation or other matter that comes before the Meeting is routine and whether or not the amendment, variation or other matter that comes before the Meeting is contested. As of the date of this Circular, management knows of no such amendments, variations or other matters to come before the Meeting. However, if any other matters should properly come before the Meeting or any adjournment(s) or postponement(s) thereof, the form of proxy will be voted on such matters in accordance with the best judgment of the persons named in the form of proxy.
Non-Registered Shareholders
Only registered Shareholders or the person(s) they appoint as their proxies are permitted to vote at the Meeting. However, in many cases, Common Shares beneficially owned by a holder whose Common Shares are held by an Intermediary (“Non-Registered Shareholder”) are registered either: (i) in the name of a broker or other intermediary (“Intermediary”) with whom the Non-Registered Shareholder deals in respect of the Common Shares; or (ii) in the name of a clearing agency (such as CDS & Co.) of which the Intermediary is a participant.
In accordance with the requirements of National Instrument 54-101 — Communication with Beneficial Owners of Securities of a Reporting Issuer, the Corporation has elected to send the Notice of Meeting, this Circular and the voting instruction form (“Voting Instruction Form”, and together with the Notice of Meeting and this Circular, “Meeting Materials”) directly to Non-Registered Shareholders through the services of their Intermediary. Typically, Intermediaries will use a service company (such as Broadridge Investor Communications Corporation (“Broadridge”)) to forward Meeting Materials to Non-Registered Shareholders. The Corporation will pay for Intermediaries to deliver the Meeting Materials to Non-Registered Shareholders who have objected to their Intermediary disclosing ownership information about themselves to the Corporation.
These Meeting Materials are being sent to both registered Shareholders and Non-Registered Shareholders. If you are a Non-Registered Shareholder, and the Corporation or its agent has sent the Meeting Materials directly to you, your name, address and information about your holdings of Common Shares have been obtained in accordance with applicable securities regulatory requirements from the Intermediary holding the Common Shares on your behalf. By choosing to send the Meeting Materials to you directly, the Corporation (and not the Intermediary holding the Common Shares on your behalf) has assumed responsibility for (i) delivering the Meeting Materials to you, and (ii) executing your proper voting instructions. Please return your voting instructions as specified in the Voting Instruction Form.
Non-Registered Shareholders will be given, in substitution for the form of proxy otherwise contained in the proxy-related materials, a Voting Instruction Form which, when properly completed and, if applicable, signed by the Non-Registered Shareholder and returned to the Intermediary, will constitute voting instructions which the Intermediary, as applicable, must follow. The purpose of this procedure is to permit Non-Registered Shareholders to direct the voting of the Common Shares they beneficially own. Should a Non-Registered Shareholder who receives the Voting Instruction Form wish to vote at the Meeting in person (or have another person attend the vote on behalf of the Non-Registered Shareholder), the Non-Registered Shareholder should so indicate in the place provided for that purpose in the Voting Instruction Form and a form of legal proxy will be sent to the Non-Registered Shareholder. Every Intermediary has its own mailing procedures and provides its own return instructions, which should be carefully followed by Non-Registered Shareholders in order to ensure that their Common Shares are voted at the Meeting. If you have any questions with respect to the voting of Common Shares held through a broker or other Intermediary, please contact the broker or other Intermediary for assistance.

The Corporation may utilize Broadridge’s QuickVoteTM system to assist Shareholders with voting their Common Shares. Certain Non-Registered Shareholders who have not objected to the Corporation knowing who they are (non-objecting beneficial owners) may be contacted the Corporation, to conveniently obtain a vote directly over the phone.
Virtual Meeting Protocols: Attending and Participating in the Meeting
The Corporation is holding the Meeting as a completely virtual meeting, which will be conducted via live webcast. Shareholders will not be able to attend the Meeting in person. In order to attend, participate in or vote at the Meeting, Shareholders must have a valid username.
Registered Shareholders and duly appointed proxyholders will be able to attend, participate in and vote at the Meeting online at https://web.lumiagm.com/289998257 (password: “terrascend2022” (case-sensitive)). Such persons may then enter the Meeting by clicking “I have a login” and entering a username and password before the start of the Meeting:
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Registered Shareholders:   The control number located on the form of proxy (or in the email notification you received if you have previously consented to receiving Shareholder materials via email) is the username. The password to the Meeting is “terrascend2022” (case-sensitive). If as a registered Shareholder you are using your control number to login to the Meeting and you have previously voted, you do not need to vote again when the polls open during the Meeting. By voting at the Meeting, you will revoke your previous voting instructions received prior to voting cut-off.

•
Duly appointed proxyholders:   Odyssey will provide the proxyholder with a username by e-mail after the voting deadline has passed (see section below entitled “Virtual Meeting Protocols: Registering a Proxyholder to Attend the Meeting”). The password to the Meeting is “terrascend2022” (case-sensitive). Only registered Shareholders and duly appointed proxyholders will be entitled to attend, participate in and vote at the Meeting. Beneficial Shareholders who have not duly appointed themselves as proxyholder will be able to attend the Meeting as a guest but will not be able to participate in or vote at the Meeting. Shareholders who wish to appoint a Third Party Proxyholder (as defined below) to represent them at the Meeting (including beneficial Shareholders who wish to appoint themselves as proxyholder to attend, participate in or vote at the Meeting) MUST submit their duly completed proxy or Voting Instruction Form AND register the proxyholder.

Virtual Meeting Protocols: Registering a Proxyholder to Attend the Meeting
The following applies to Shareholders who wish to appoint a person (a “Third Party Proxyholder”) other than the management nominees set forth in the form of proxy or Voting Instruction Form as proxyholder, including beneficial Shareholders who wish to appoint themselves as proxyholder to attend, participate in or vote at the Meeting.
Shareholders who wish to appoint a Third Party Proxyholder to attend, participate in or vote at the Meeting as their proxy and vote their Common Shares MUST submit their proxy or Voting Instruction Form (as applicable) appointing such Third Party Proxyholder AND register the Third Party Proxyholder, as described below. Registering your Third Party Proxyholder is an additional step to be completed AFTER you have submitted your proxy or Voting Instruction Form. Failure to register the Third Party Proxyholder will result in such person not receiving a username to attend, participate in or vote at the Meeting.
•
Step 1: Submit your proxy or Voting Instruction Form:   To appoint a Third Party Proxyholder, insert such person’s name in the blank space provided in the form of proxy or Voting Instruction Form (if permitted) and follow the instructions for submitting such form of proxy or Voting Instruction Form. This must be completed prior to registering such proxyholder, which is an additional step to be completed once you have submitted your form of proxy or Voting Instruction Form. If you are a beneficial Shareholder located in the US, you must also provide Odyssey with a duly completed legal proxy if you wish to attend, participate in or vote at the Meeting or, if permitted, appoint a third party as your proxyholder.

•
Step 2: Register your proxyholder:   To register a proxyholder, Shareholders must send an email to appointee@odysseytrust.com by 1:00 p.m. (Eastern Time) on June 23, 2022 and provide Odyssey with their proxyholder’s contact information, amount of Common Shares appointed, name in which the Common Shares are registered if they are a registered Shareholder, or name of broker where the Common Shares are held if a beneficial Shareholder, so that Odyssey may provide the proxyholder with a username via email. Without a username, proxyholders will not be able to attend, participate in or vote at the Meeting.
If you are a beneficial Shareholder and wish to attend, participate in or vote at the Meeting, you must insert your own name in the space provided on the Voting Instruction Form sent to you by your Intermediary, follow all of the applicable instructions provided by your Intermediary AND register yourself as your proxyholder, as described above. By doing so, you are instructing your Intermediary to appoint you as proxyholder. It is important that you comply with the signature and return instructions provided by your Intermediary.
Virtual Meeting Protocols: Legal Proxy — US Beneficial Shareholders
If you are a beneficial Shareholder located in the United States and wish to attend, participate in or vote at the Meeting or, if permitted, appoint a Third Party Proxyholder, in addition to the steps described above, you must obtain a valid legal proxy from your Intermediary. Follow the instructions from your Intermediary included with the legal proxy form and the Voting Information Form sent to you, or contact your Intermediary to request a legal proxy form or a legal proxy if you have not received one. After obtaining a valid legal proxy from your Intermediary, you must then submit such legal proxy to Odyssey. Requests for registration from beneficial Shareholders located in the United States that wish to attend, participate in or vote at the Meeting or, if permitted, appoint a third party as their proxyholder must be sent by email to appointee@odysseytrust.com and received by 1:00 p.m. (Eastern time) on June 23, 2022.
Virtual Meeting Protocols: Voting at the Meeting
Any Shareholder who has already submitted a duly completed form of proxy or Voting Instruction Form does not need to vote again when the polls open during the Meeting. By voting at the Meeting, you will revoke your previous voting instructions received prior to voting cut-off.
Registered Shareholders and proxyholders who have registered prior to the Meeting by following the steps above may vote at the Meeting by completing the poll online during the Meeting.
Questions at the Meeting
The Corporation believes that the ability to participate in the Meeting in a meaningful way, including asking questions, remains important despite the decision to hold this year’s Meeting virtually. It is anticipated that registered Shareholders and proxyholders (including Non-Registered Shareholders who have appointed themselves as proxyholder) will have substantially the same opportunity to ask questions related to the matters of business to be considered at the Meeting as in past years when the annual meeting of Shareholders was held in person. Only registered Shareholders and duly appointed proxyholders will be able to submit questions. Guests will not be able to submit questions. To ask a question, please follow the steps outlined on the virtual meeting platform.
Questions related to the matters to be considered at the Meeting will be addressed at the relevant time during the Meeting. As at an in-person meeting, to ensure fairness for all attendees, the Chair of the Meeting will decide on the amount of time allocated to each question and will have the right to limit or consolidate questions and to reject questions that do not relate directly to the business of the Meeting or which are determined to be inappropriate, or are otherwise out of order.
Difficulties Accessing the Meeting
TerrAscend Shareholders with questions regarding the virtual meeting portal or requiring assistance accessing the Meeting website may visit the website https://www.lumiglobal.com/faq prior to the Meeting.
If you are accessing the Meeting you must remain connected to the Internet at all times during the Meeting in order to vote when balloting commences. It is your responsibility to ensure Internet connectivity for the duration of the Meeting. Note that if you lose connectivity once the Meeting has commenced, there may be insufficient time to resolve your issue before ballot voting is completed. Therefore, even if you currently plan to access the Meeting and vote during the live webcast, you should consider voting your shares in advance or by proxy so that your vote will be counted in the event you experience any technical difficulties or are otherwise unable to access the Meeting.
Quorum
A quorum of Shareholders is required to transact business at the Meeting. Pursuant to the by-laws of the Corporation, the quorum requirement for the Meeting will be satisfied, and the Meeting will be properly constituted, where holders of Common Shares representing, in the aggregate, 5% of the Common Shares entitled to vote at the Meeting, are present in person or represented by proxy at the Meeting.
Dissenters’ Rights
Under the OBCA, dissenters’ rights are not available to our Shareholders with respect to the matters to be voted on at the Meeting.
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MATTERS TO BE ACTED UPON AT THE MEETING
Proposal No. 1: Financial Statements
The audited consolidated financial statements of the Corporation for the year ended December 31, 2021 and the report of the auditor thereon will be presented at the Meeting. The financial statements of the Corporation and the report of the auditor thereon are publicly available under the Corporation’s profile on SEDAR at www.sedar.com and on the SEC’s website at www.sec.gov. No vote by the Shareholders with respect to the audited consolidated financial statements is required.
Proposal No. 2: Election of Directors
The Board of the Corporation currently consists of six directors: Craig Collard, Kara DioGuardi, Richard Mavrinac, Ed Schutter, Lisa Swartzman, and Jason Wild. Mr. Mavrinac will not be seeking re-election as a director at the Meeting. Management therefore proposes that the five individuals listed in the table below be nominated for election at the Meeting (the “Director Nominees”). Each elected director will hold office until the close of the next annual meeting of Shareholders following his or her election, or any postponement(s) or adjournment(s) thereof, unless his or her office is vacated earlier or until his or her successor is elected or appointed.
Management does not contemplate that any of the Director Nominees will be unable to serve as a director, but if that should occur for any reason prior to the Meeting, it is intended that discretionary authority shall be exercised by the persons named in the accompanying form of proxy to vote the proxy for the election of any other person or persons in place of any Director Nominee(s) unable to serve.
Unless otherwise indicated, the persons designated as proxyholders in the accompanying form of proxy will vote the Common Shares represented by such form of proxy, properly executed, FOR the election of each of the Director Nominees.
The following table sets forth information about each Director Nominee, including (i) his or her name, age, and province or state and country of residence, (ii) the period during which each has served as a director, (iii) memberships on committees of the Board, (iv) present principal occupation, business or employment, and (v) the number of Common Shares of the Corporation or any of its subsidiaries beneficially owned, or controlled or directed, directly or indirectly.
Information regarding the number of Common Shares beneficially owned, or controlled or directed, directly or indirectly, by the Director Nominees, not being within the knowledge of the Corporation, is based upon information furnished by the applicable Director Nominee and is as at the date hereof.
Name, Age, Province or State and Country of Residence	Principal Occupation	Current Position(s) with the Corporation	Director Since	Number of Common Shares Beneficially Owned, or Controlled or Directed, Directly or Indirectly
Craig Collard, 56 North Carolina, United Sates	Director	Lead Independent Director, Member of the Audit Committee and Compensation Committee	December 6, 2018	111,022 Common Shares(1)
Kara DioGuardi, 51 Maine, United States	Co-Founder, Arthouse Entertainment	Director	March 3, 2022	Nil(2)

Name, Age, Province or State and Country of Residence	Principal Occupation	Current Position(s) with the Corporation	Director Since	Number of Common Shares Beneficially Owned, or Controlled or Directed, Directly or Indirectly
Ed Schutter, 71 Georgia, United States	Director	Director, Chair of the Compensation Committee	November 2, 2020	1,241,801 Common Shares(3)
Lisa Swartzman, 52 Ontario, Canada	Director	Director, Member of the Audit Committee	April 15, 2019	88,928 Common Shares(4)
Jason Wild, 49 New York, United States	President and Chief Investment Officer, JW Asset Management, LLC	Executive Chairman, Chairman of the Board, Director	December 8, 2017	90,168,853 Common Shares(5)

(1)
Mr. Collard also owns 150,000 options to purchase Common Shares pursuant to the Stock Option Plan (as defined below), and has economic exposure to the Corporation’s securities through a non-controlling investment in one of the entities controlled by Mr. Wild that has a significant investment in the Corporation. Mr. Collard also owns 15,430 restricted stock units (“RSUs”) pursuant to the RSU Plan (as defined below).

(2)
Ms. DioGuardi has economic exposure to the Corporation’s securities through a non-controlling investment in one of the entities controlled by Mr. Wild that has a significant investment in the Corporation.

(3)
Mr. Schutter has economic exposure to the Corporation’s securities through a non-controlling investment in one of the entities controlled by Mr. Wild that has a significant investment in the Corporation. Mr. Schutter also owns 12,600 Common Share purchase warrants exercisable for one Common Share at a price of C$6.49 until November 6, 2024, and 21,014 RSUs pursuant to the RSU Plan.

(4)
Ms. Swartzman also owns 400,000 options to purchase Common Shares pursuant to the Stock Option Plan and 14,892 RSUs pursuant to the RSU Plan.

(5)
Mr. Wild controls 1,754,346 Common Shares held by Mr. Wild personally; 35,157 Common Shares held by Howard Wild 2012 Grandchildren’s Trust; 159,984 Common Shares held by Insight Wellness Fund, LLC; 1,199,070 Common Shares held by JW Growth Fund, LLC; 19,352,516 Common Shares held by JW Opportunities Master Fund, Ltd.; 50,621,892 Common Shares held by JW Partners, LP; 14,186,364 Common Shares held by JW Select Investments, LP; 2,859,524 Common Shares held by JW Opportunities Fund LLC; 3,000 Preferred Shares held by JW Opportunities Master Fund, Ltd.; and 7,000 Preferred Shares held by JW Partners, LP. Mr. Wild also controls 2,048 Proportionate Voting Share purchase warrants held by JW Opportunities Master Fund, Ltd., 6,145 Proportionate Voting Share purchase warrants held by JW Partners, LP, and 398 Proportionate Voting Share purchase warrants held by Pharmaceutical Opportunities Fund, LP, each exercisable for 0.001 of a Proportionate Voting Share at a price of C$7.21 until August 23, 2022. Mr. Wild also controls 3,000 Preferred Share purchase warrants held by JW Opportunities Master Fund, Ltd. and 7,000 Preferred Share purchase warrants held by JW Partners, LP, each exercisable for one Preferred Share at a price of $3,000 until May 22, 2023. Mr. Wild also owns 1,200,000 options to purchase Common Shares pursuant to the Stock Option Plan and 35,885 RSUs pursuant to the RSU Plan.

Director Biographies
The following are brief profiles of our Director Nominees, including a description of each individual’s principal occupation within the past five years.
Craig Collard
Craig A. Collard served as the Chief Executive Officer of Veloxis Pharmaceuticals, Inc. (“Veloxis”) from December 2015 until December 2021. Prior to joining Veloxis, he served as the Chief Executive Officer and the Chairman of the Board of Directors of Cornerstone Therapeutics, Inc. (“Cornerstone”) until February 2014, when Cornerstone was purchased by Chiesi Pharmaceuticals, Inc. Mr. Collard also served as Cornerstone’s Interim Chief Financial Officer from July 2010 through January 2011 and its President from October 2008 to September 2011. In March 2004, Mr. Collard founded Cornerstone BioPharma Holdings, Ltd. (the assets and operations of which were restructured as Cornerstone BioPharma Inc. in May 2005) and served as its President and Chief Executive Officer and a director from March 2004 to October 2008. Before founding Cornerstone BioPharma Inc., Mr. Collard’s principal occupation was serving as President and Chief Executive Officer of Carolina Pharmaceuticals, Inc., a specialty pharmaceutical company he founded in May 2003. Mr. Collard previously served as a member of the board of directors of Biomark Pharmaceuticals, Inc., a biopharmaceutical company in Durham, North Carolina; Hilltop Home Foundation, a Raleigh, North Carolina, non-profit corporation; as well as the Triangle Chapter of the Cystic Fibrosis Foundation. Mr. Collard is a member of the board of directors of Opiant Pharmaceuticals, Inc., a specialty pharmaceutical company in Santa Monica, California developing therapies to treat substance use disorders and drug overdoses, as well as a member of the board of directors of Sierra Oncology, Inc.
Mr. Collard holds a Bachelor of Science in Engineering from the Southern College of Technology (now Southern Polytechnic State University) in Marietta, Georgia.
Kara DioGuardi
A Grammy nominated songwriter, producer, record executive, music publisher, Broadway actress and former American Idol judge, Ms. DioGuardi’s credits include 320 songs released by major labels, 11 of which have earned Grammy nominations, 23 BMI Awards and more than 50 charting singles, cumulatively surpassing one billion streams. Ms. DioGuardi co-founded Arthouse Entertainment (“Arthouse”), a music publishing company that holds past and present copyrights of many of the industry’s most popular Grammy-winning artists. In addition to her extensive music industry career, Ms. DioGuardi co-founded Inspired Nation in 2016, a non-profit that aims to provide young aspiring artists with a platform to tell their stories. All proceeds from Inspired Nation’s singing competitions benefit youth-focused charities. Prior to founding Arthouse and Inspired Nation, Ms. DioGuardi held several roles in the music industry throughout her career, including assistant to the President Publisher for Billboard Magazine. DioGuardi graduated from Duke University in 1992 with a Bachelor of Political Science and Government, and presently serves on five boards, including the MLC and NMPA S.O.N.G.S. boards.
Ed Schutter
Ed Schutter was Chief Executive Officer of Arbor Pharmaceuticals (“Arbor”) from 2010 to 2021. Prior to joining Arbor, Mr. Schutter served as President of Sciele (Shionogi) Pharmaceuticals. Prior to Sciele, he served as Vice President of Global Business development at Solvay Pharmaceuticals based in Basel, Switzerland. He has also held several senior management roles at the US subsidiary of Solvay during his twenty years with the organization. He began his pharmaceutical career with Reid-Provident Labs, a small entrepreneurial pharmaceutical company based in Atlanta, GA. Mr. Schutter is a registered pharmacist with a BS degree in Pharmaceutical Sciences from Mercer University, an MBA from Kennesaw State University and has completed graduate studies in International Business at Njienrode University, Amsterdam, Netherlands. In addition to TerrAscend, he is currently a board member of Vitruvias Therapeutics, Intrance Medical and Establishment Labs (NASDAQ: ESTA) and has been a previous board member of other public, private and non-profit organizations.
Lisa Swartzman
Lisa Swartzman currently operates BGO Advisory which provides strategic advisory and turnaround management to small and mid-market companies. Ms. Swartzman previously held various senior roles at AirBoss of America Corp. (TSX: BOS) from 2014 to 2019, including EVP Corporate Affairs, President, and Vice Chair. Prior to joining AirBoss of America Corp., Ms. Swartzman spent five years providing advisory work, both independently and located in New York with a UK-based firm, advising private equity sponsors, their portfolio companies and other mid-market privately held companies in both the US and Canada. Prior to that, Ms. Swartzman held executive positions with some of Canada’s largest publicly traded corporations, including fifteen years with Loblaw Companies Limited, George Weston Limited, and President’s Choice Bank, culminating as Vice President, Treasurer. Ms. Swartzman previously served on the board of directors of Sol Cuisine (TSXV: VEG). Ms. Swartzman is currently a member of the board of directors of Distress Centres of Greater Toronto.
Ms. Swartzman holds a Bachelor of Arts (Economics) from Western University and an MBA from Queen’s University and also holds the Institute of Corporate Directors ICD.D (Certified Director) designation.

Jason Wild
Jason Wild is the President and Chief Investment Officer of JW Asset Management, LLC. Mr. Wild received his license as a pharmacist in 1997, and subsequently founded JW Asset Management, LLC in 2003, where he has worked as a professional portfolio manager for the past 20 years. JW Asset Management, LLC has a strong history of finding investment opportunities within the specialty pharmaceutical sector.
Mr. Wild is a graduate of the Arnold and Marie Schwartz College of Pharmacy, where he received a bachelor’s degree in Pharmacy.
Director Skills Matrix
Family Relationships
There are no family relationships between any of our executive officers, directors or Director Nominees.
Cease Trade Orders
To the knowledge of the Corporation, no proposed director of the Corporation is, or within the ten years before the date of this Circular, has been, a director or officer of any company that:
(a)
was subject to a cease trade order, an order similar to a cease trade order, or an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer; or

(b)
was subject to a cease trade order, an order similar to a cease trade order, or an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

Bankruptcies
To the knowledge of the Corporation, no proposed director of the Corporation is, or within ten years before the date of this Circular, has been, a director or an executive officer of any company that, while the person was acting in that capacity, or within a year of that person ceasing to act in the capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or was subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver-manager or trustee appointed to hold its assets or made a proposal under any legislation relating to bankruptcies or insolvency.
To the knowledge of the Corporation, no proposed director of the Corporation has, within the ten years before the date of this Circular, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver-manager or trustee appointed to hold the assets of the proposed director.
Penalties and Sanctions
To the knowledge of the Corporation, no proposed director of the Corporation has been subject to: (a) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or (b) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.
Legal Proceedings
To the knowledge of the Corporation, no proposed director of the Corporation has been involved in any legal proceedings requiring disclosure under U.S. federal securities laws.
Advance Notice Provision
The Corporation’s by-laws include an advance notice provision (the “Advance Notice Provision”). The Advance Notice Provision requires advance notice to the Corporation if nominations of persons for election to the Board are to be made by Shareholders of the Corporation other than pursuant to (i) a requisition of a meeting made pursuant to the provisions of the Corporation’s enacting statute or (ii) a Shareholder proposal made pursuant to the provisions of the Corporation’s enacting statute.
The purpose of the Advance Notice Provision is to ensure that all Shareholders — including those participating in a given meeting by proxy rather than in person — receive adequate notice of the nominations to be considered at the given meeting and can thereby exercise their voting rights in an informed manner. Among other things, the Advance Notice Provision fixes a deadline by which holders of Common Shares must submit director nominations to the Corporation prior to any annual or special meeting of Shareholders and sets forth the minimum information that a Shareholder must include in the notice to the Corporation for the notice to be in proper written form.
The foregoing is merely a summary of the Advance Notice Provision, is not comprehensive and is qualified by the full text of such provision contained in the Corporation’s by-laws which are available under the Corporation’s profile on SEDAR at www.sedar.com.
The Corporation has not received notice of any nominations in respect of the Meeting in compliance with the Advance Notice Provision as of the date of this Circular.
Proposal No. 3: Re-Appointment of Auditor
Management proposes the re-appointment of MNP LLP (“MNP”), Chartered Professional Accountants, of Toronto, Ontario, as auditor of the Corporation at remuneration to be fixed by the Board. MNP was first appointed as auditor of the Corporation on March 7, 2017. To the Corporation’s knowledge, a representative of MNP will not be present at the Meeting, although the firm will be permitted to make a statement if it so desires.
The following table sets out the fees for services provided to the Corporation by our independent registered public accounting firm for the years ended December 31, 2021 and December 31, 2020.
Nature of Services	December 31, 2021(1)	December 31, 2020(1)
Audit Fees(2)	$1,412,303	$1,020,699
Audit-Related Fees(3)	$113,982	$77,328
Tax Fees(4)	$48,525	$83,992
All Other Fees	$—	$—
Total	$1,574,810	$1,182,019

(1)
Such fees were paid in Canadian dollars and translated into U.S. dollars using the daily average exchange rate as reported by the H.10 statistical release of the Board of Governors of the Federal Reserve System on December 30, 2021 of C$1.2777 = US$1.00 and on December 31, 2020 of C$1.2753 = US$1.00 for the respective periods.

(2)
Consists of fees for audit services. This includes, among other things, quarterly reviews and audit of the annual financial statements, including audit of historical financial statements converted from International Financial Reporting Standards to U.S. generally accepted accounting principles, and services that are normally provided in connection with statutory and regulatory filings or engagements.

(3)
Consists of fees for assurance and related services that are reasonably related to the performance of the audit or review of the Corporation’s financial statements and that are not reported in Note (2) above. This includes, among other things, fees paid to the Canadian Public Accountability Board, review of the Registration Statement on Form 10 and the Registration Statements on Form S-8 and S-3 filings.

(4)
Consists of fees billed for tax compliance.

The Corporation’s audit committee (the “Audit Committee”) pre-approved all services provided by MNP in 2021.
Unless otherwise indicated, the persons designated as proxyholders in the accompanying form of proxy will vote the Common Shares represented by such form of proxy, properly executed, FOR the re-appointment of MNP as auditor of the Corporation to hold office until the close of the next annual meeting of Shareholders and the authorization of the Board to fix their remuneration.
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STATEMENT OF NAMED EXECUTIVE OFFICER COMPENSATION
As an “emerging growth company,” TerrAscend is required to provide a Summary Compensation Table and an Outstanding Equity Awards at Fiscal Year End Table, as well as limited narrative disclosures regarding executive compensation for our last completed fiscal year. These reporting obligations extend only to our “named executive officers”, who are the individuals who (i) served as our principal executive officer, (ii) our two other most highly compensated executive officers other than the principal executive officer, and (iii) up to two additional individuals for whom disclosure would have been required but for the fact that the individual was not serving as one of our executive officers during the last completed fiscal year (the “Named Executive Officers” or “NEOs”).
For 2021, the Corporation’s Named Executive Officers were:
Name	Age	Title
Jason Wild	49	Executive Chairman
Jason Ackerman	54	Former Chief Executive Officer(1)
Keith Stauffer	52	Chief Financial Officer
Ryan McWilliams	34	Executive Vice President, Northeast Region(2)
Greg Rochlin	57	Former Chief Executive Officer, Ilera Health(3)
Jason Marks	46	Former Chief Legal Officer(4)

(1)
Mr. Ackerman was appointed Interim CEO on January 28, 2020 and CEO on April 14, 2020. Mr. Ackerman stepped down as CEO and Executive Chairman on March 23, 2021.

(2)
Mr. McWilliams assumed the responsibility of Executive Vice President of the Northeast Region on July 12, 2021. Prior to serving as Executive Vice President, Mr. McWilliams was the CFO of the Northeast Region from October 1, 2020 to July 12, 2021.

(3)
Mr. Rochlin was appointed CEO of Ilera Health on December 3, 2020. Mr. Rochlin left his position as CEO of Ilera Health on July 9, 2021.

(4)
Mr. Marks was appointed CLO on August 5, 2020 and left his position as CLO on August 18, 2021.

The following disclosure outlines the Corporation’s pay decisions in 2021 for the NEOs and directors and provides context for the data presented in the accompanying compensation tables.
Compensation Philosophy and Goals
The Board makes decisions regarding all forms of compensation, including salaries, bonuses and equity incentive compensation, paid to the Corporation’s CEO, CFO and other executive officers, as applicable, as well as approves corporate goals and objectives relevant to their compensation. The Board also administers employee incentive compensation, including the Corporation’s Stock Option Plan and RSU Plan.
The Corporation’s compensation practices are designed to retain, motivate and reward its executive officers and directors for their performance and contribution to the long-term success of the Corporation. The Board seeks to compensate executive officers by combining short-term and long-term cash and equity incentives. It also seeks to reward the achievement of corporate and individual performance objectives and to align executive officers’ incentives with the Corporation’s performance. The Corporation seeks to tie individual goals to the area of the executive officer’s primary responsibility. These goals may include the achievement of specific financial or business development goals. Corporate performance goals are tied to the Corporation’s financial performance during the applicable financial year.
In order to achieve the Corporation’s growth objectives, attracting and retaining the right team members is critical. A key part of this is providing compensation that attracts high performers and compensates them for their continued achievements. Employee participation in the Stock Option Plan and the RSU Plan drives employee retention and share ownership. The Corporation’s communication of clear and concrete criteria and process for merit-based increases and bonuses also motivates its employees to achieve individual and corporate goals.

Named Executive Officer Summary Compensation Table
The following table sets out all compensation paid, payable, awarded, granted, given, or otherwise provided, directly or indirectly, by the Corporation to each NEO who performed such functions, in any capacity, during the financial years ended December 31, 2021 and December 31, 2020. All NEOs were paid in US dollars.
NEO Compensation
Name and principal position	Year	Salary, consulting fee, retainer or commission ($)(1)	Bonus ($)(2)	Stock awards ($)(3)	Option awards ($)(4)	Non-equity incentive plan compensation ($)	Change in pension value and nonqualified deferred compensation earnings ($)	Value of all other compensation ($)	Total ($)
Jason Wild(5) Executive Chairman	2021	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil
	2020	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Jason Ackerman(6) Former Chief Executive Officer, Former Executive Chairman and Former Director	2021	115,705	134,795	Nil	Nil	Nil	Nil	401,477(7)	651,977
	2020	493,333	578,630	Nil	7,613,839	Nil	Nil	Nil	8,685,802
Keith Stauffer(8) Chief Financial Officer	2021	400,000	137,989	140,299	Nil	Nil	Nil	Nil	678,288
	2020	272,820	122,301	Nil	1,396,625	Nil	Nil	Nil	1,791,746
Ryan McWilliams(9) Executive Vice President, Northeast Region	2021	328,846	122,415	Nil	657,487	Nil	Nil	Nil	1,108,748
	2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	Nil
Greg Rochlin(10) Former Chief Executive Officer, Ilera Health	2021	307,692	Nil	Nil	Nil	1,458,003	Nil	260,633(11)	2,026,328
	2020	500,000	Nil	Nil	4,931,951	1,582,202	Nil	18,000(11)	7,032,153
Jason Marks(12) Former Chief Legal Officer	2021	247,115	Nil	66,211	Nil	Nil	Nil	35,279(13)	348,605
	2020	160,417	154,000	440,943	2,404,147	Nil	Nil	Nil	3,159,507

(1)
The amounts in this column for all NEOs are salary, with the exception of Mr. Ackerman in 2020 – see footnote 6 below.

(2)
The amounts in this column represent cash bonuses earned for the respective year.

(3)
The amounts in this column represent the value of RSUs awarded during 2021. The value was calculated by multiplying the number of RSUs by the grant price as at the respective date of grant. All amounts were converted to US dollars using the average exchange rate from the Bank of Canada published at 4:30 p.m. EST as of the date of the grant.

(4)
The amounts in this column represent the value of options to purchase Common Shares awarded during 2021. The value was calculated using the Black-Scholes option pricing model as at the date of grant, using the following assumptions: (i) the Common Share price being based on the closing price on the date of grant; (ii) the exercise price being based on the Canadian Securities Exchange Policy 5, Section 5.2; (iii) a term of 25% on each of the first four anniversary dates from the date of grant or 33.3% on each of the first three anniversary dates from the date of grant, as applicable; (iv) volatility based on the five year Common Share price and (v) a discount rate based on the five year Canadian government bond yield. All amounts were converted to US dollars using the average exchange rate from the Bank of Canada published at 4:30 p.m. EST as of the date of the grant.

(5)
Mr. Wild assumed the role of Executive Chairman of the Corporation effective March 23, 2021. Mr. Wild was not compensated in his role of Executive Chairman. All compensation paid to Mr. Wild is disclosed in the table below entitled “Director Compensation Table”.

(6)
Mr. Ackerman was appointed as Interim CEO on January 28, 2020 and as CEO on April 14, 2020. Mr. Ackerman’s 2020 compensation reflects compensation for eleven months of the year, $160,000 of which represented consulting fees earned before he was appointed as CEO. Mr. Ackerman stepped down as CEO and Executive Chairman on March 23, 2021.

(7)
This amount reflects severance payments made to Mr. Ackerman.

(8)
Mr. Stauffer was appointed as CFO on April 24, 2020. Mr. Stauffer’s 2020 compensation reflects compensation for eight months of the year.

(9)
Mr. McWilliams assumed the responsibility of Executive Vice President of the Northeast Region on July 12, 2021. Prior to serving as Executive Vice President, Mr. McWilliams was the CFO of the Northeast Region from October 1, 2020 to July 12, 2021.

Mr. McWilliams’ 2021 compensation reflects compensation as Executive Vice President for 7.5 months of the year and as CFO of the Northeast Region for 4.5 months of the year. Mr. McWilliams was not a NEO in 2020.
(10)
Mr. Rochlin left his position as CEO of Ilera Health on July 9, 2021. Mr. Rochlin’s 2021 compensation reflects compensation for 7.5 months of the year.

(11)
The 2020 amount reflects allowance payments made to Mr. Rochlin. The 2021 amount reflects allowance and severance payments made to Mr. Rochlin.

(12)
Mr. Marks was appointed CLO on August 5, 2020. Mr. Marks left his position as CLO on August 18, 2021. Mr. Marks’ 2020 compensation reflects compensation for five months of the year. Mr. Marks’ 2021 compensation reflects compensation for eight months of the year.

(13)
This amount reflects Mr. Marks’ paid time off payout.

Compensation of Named Executive Officers
In order to achieve the Corporation’s executive compensation objectives, the compensation paid to NEOs consists primarily of three elements: base salary, annual bonuses and long-term equity incentives. The Board conducts reviews with respect to officer compensation at least once a year.
(i)
Base Salary

Base salaries for executive officers are established based on the scope of their responsibilities and their prior relevant experience, taking into account compensation paid by other companies in the industry for similar positions and the overall market demand for such executives. The Board, through the Compensation Committee, reviews the public disclosure available for other comparable cannabis companies to assist in determining the competitiveness of the base salary, bonuses, benefits and stock options paid to the executive officers of the Corporation, to ensure that each executive officer’s total compensation is in line with the Corporation’s overall compensation philosophy. The Compensation Committee may, but is not obligated to, benchmark compensation to members of its peer group or similar companies as the Corporation matures.
Base salaries are reviewed annually and are increased for merit reasons, based on the executive officer’s success in meeting or exceeding individual objectives and/or for market competitiveness. Additionally, base salaries can be adjusted as warranted throughout the year to reflect promotions or other changes in the scope or breadth of an executive officer’s role or responsibilities, as well as for market competitiveness. See section below entitled “Employment, Consulting and Management Agreements” for details related to each NEO.
(ii) Bonus Plans
The Corporation’s employee compensation program includes eligibility for annual incentive cash bonuses. Parameters for NEO bonuses are set out in each executive officer’s employment agreement and the Corporation’s annual incentive plan (“AIP”). See section below entitled “Employment, Consulting and Management Agreements” for details related to each NEO. Each NEO has defined performance objectives determined with consideration to the role and seniority of the NEO. Bonuses paid pursuant to the AIP are based on financial and non-financial results of the Corporation. Financial parameters used to determine the financial performance of the Corporation are the revenue and EBITDA of the Corporation and revenues and EBITDA at the divisional level each as compared with the budget. For each of these parameters and levels, there are minimum and maximum expectations annually. In 2021, bonus determinations were based largely on the financial performance on the Corporation. However, there was recognition by the Board, through the Compensation Committee, that NEOs should be compensated based on progress for strategic initiatives to be implemented beyond the current fiscal year, in addition to the financial performance of the Corporation. This permits the Corporation to acknowledge contributions which will have delayed financial value. Beginning in 2021, and as formally introduced into the Corporation’s AIP in 2022, NEOs are now also assessed on the forward-looking strategic initiatives. As a result, for 2022, NEO bonuses will have the following breakdown: greater than 50% is based on the Corporation’s performance and less than 50% is based on progress for strategic initiatives for the future and the Corporation’s overall financial performance. The Compensation Committee retains discretion to adjust bonuses as they deem appropriate to ensure a fair and reasonable result.

(iii) Long-Term Equity Incentives
The Corporation currently has in place a rolling 10% Stock Option Plan and an RSU Plan. See section below entitled “Stock Option Plan and RSU Plan” for a description of the Stock Option Plan and RSU Plan.
Stock Option Plan and RSU Plan
Stock Option Plan
The following information is intended as a brief description of the Corporation’s stock option plan (“Stock Option Plan”).
The Corporation currently has in place a rolling 10% Stock Option Plan, pursuant to which approximately 12,884,696 options to purchase Common Shares were outstanding as of December 31, 2021. The Board is responsible for administering the Stock Option Plan.
The purpose of the Stock Option Plan is to: (i) provide the Corporation with the advantages of the incentive inherent in equity ownership in the Corporation by directors, officers, consultants and key employees of the Corporation and its subsidiaries; (ii) create in such persons a proprietary interest in, and a greater concern for, the welfare and success of the Corporation; (iii) encourage such persons to remain with the Corporation and its subsidiaries; and (iv) attract employees, directors and consultants of the highest calibre by offering them an opportunity to share in any increase in value of the Common Shares resulting from their efforts.
The Stock Option Plan provides that the number of Common Shares that may be reserved for issuance upon the exercise of options to purchase Common Shares (and together with any other share compensation arrangement of the Corporation, including the RSU Plan) will not exceed (in the aggregate) 10% of the outstanding Common Shares (on a fully diluted basis) on each grant date.
The number of Common Shares reserved for issuance to any one person pursuant to the Stock Option Plan may not exceed 5% of the issued and outstanding Common Shares (on a fully diluted basis) at the date of such grant, unless the Corporation has obtained approval by a majority of the votes cast by the Shareholders eligible to vote at a Shareholders’ meeting, excluding votes attaching to Common Shares beneficially owned by insiders of the Corporation and their associates. The number of Common Shares issuable to (i) any one consultant, or (ii) parties providing investor relation services, in any 12-month period, cannot exceed 2% of the issued and outstanding Common Shares (on a fully diluted basis).
Options to purchase Common Shares granted under the Stock Option Plan will have an exercise price that is the closing price of the Common Shares on the CSE on the trading day prior to the date of the grant. The exercise price, term and vesting of options to purchase Common Shares shall be as approved by the Board. Unless otherwise determined by the Board, options to purchase Common Shares typically vest and become exercisable at a rate of 25% on each of the first four anniversary dates from the date of grant, or 33.3% on each of the first three anniversary dates from the date of grant.
Common Shares which have been issued on the exercise of an option will again be available for grants under the Stock Option Plan, and will be considered to be part of the pool of Common Shares available for options to purchase Common Shares under the Stock Option Plan. Any Common Share subject to an option granted under the Stock Option Plan that expires or terminates without having been exercised shall again be available for a grant of options under the Stock Option Plan. The term of the options to purchase Common Shares granted under the Stock Option Plan shall not exceed ten years from the date of grant. Options to purchase Common Shares granted pursuant to the Stock Option Plan are non-transferable.
RSU Plan
The following information is intended as a brief description of the Corporation’s RSU plan (“RSU Plan”).
The Corporation currently has in place an RSU Plan, pursuant to which 192,171 RSUs were outstanding as of December 31, 2021. The Board is responsible for administering the RSU Plan.

The purpose of the RSU Plan is to: (i)  promote a further alignment of interests between directors, officers, consultants and key employees of the Corporation, and the Shareholders of the Corporation; (ii) associate a portion of such persons’ compensation with the returns achieved by Shareholders of the Corporation; and (iii) attract and retain directors, officers, consultants and key employees with the knowledge, experience and expertise required by the Corporation.
Pursuant to the RSU Plan, the number of Common Shares that may be reserved for issuance under the RSU Plan (and under any other share compensation arrangement of the Corporation, including the Stock Option Plan) will not exceed (in the aggregate) 10% of the outstanding Common Shares (on a fully diluted basis) on each award date.
The number of Common Shares reserved for issuance to any one person pursuant to the RSU Plan may not exceed 5% of the issued and outstanding Common Shares (on a fully diluted basis) at the date of such award, unless the Corporation has obtained approval by a majority of the votes cast by the Shareholders eligible to vote at a Shareholders’ meeting, excluding votes attaching to Common Shares beneficially owned by insiders of the Corporation and their associates. The number of Common Shares issuable to any one consultant, in any 12-month period, cannot exceed 2% of the issued and outstanding Common Shares (on a fully diluted basis).
Any vested RSUs will be settled in the form of Common Shares as provided in the applicable award agreement. Unless otherwise determined by the Board, RSUs typically vest and are settled on each of the first four anniversary dates from the date of grant, or 33.3% on each of the first three anniversary dates from the date of grant. Awards granted under the RSU Plan will have a market value on any given date of the closing price of the Common Shares on the CSE on the trading day prior to the relevant date. The term, vesting and any performance conditions applicable to an award of RSUs shall be as approved by the Board. RSUs awarded pursuant to the RSU Plan are non-transferable.
Employment, Consulting and Management Agreements
The Corporation has employment agreements with Mr. Ghanem, its new President and Chief Operating Officer as of January 5, 2022, as well as Mr. Stauffer and Mr. McWilliams, and had employment agreements with Mr. Ackerman, Mr. Rochlin and Mr. Marks. The employment agreements provide (or provided) for, among other matters, the continuation of the employment for an indefinite term, subject to termination as provided for in the employment agreements.
Employment Agreement — Ziad Ghanem — President and Chief Operating Officer
Pursuant to an employment agreement dated January 10, 2022. Mr. Ghanem is entitled to an annual salary of $425,000 and is eligible to participate in a bonus plan whereby he will have an annual bonus opportunity of 40% of his annual salary payable in cash, with the full amount guaranteed in the first year, and long term incentive in the form of RSUs of up to 40% of his annual salary. Mr. Ghanem received a one-time grant of 30,000 RSUs and 325,000 stock options, subject to the Corporation’s policies. In the event that the Corporation terminates Mr. Ghanem’s employment without cause, Mr. Ghanem would be entitled to: (i) continued pay and benefits for a twelve -month period, less applicable deductions; and (ii) the accelerated vesting of unvested options (granted subject to the provisions of the Stock Option Plan) on a pro-rata basis. If Mr. Ghanem is terminated without cause in the first twelve months of his employment, he will be entitled to 25% of the RSUs and stock options initially granted, in addition to $212,500 in lieu of any annual bonus. Pursuant to the terms of his employment agreement, Mr. Ghanem agreed that he shall not engage in any activity which is in competition with the Corporation during his employment and for a period of twelve months thereafter. Mr. Ghanem is also precluded from soliciting the Corporation’s customers or employees for a twelve-month period following his last day of active employment.
Employment Agreement — Keith Stauffer — Chief Financial Officer
Pursuant to an employment agreement dated April 22, 2020, Mr. Stauffer is entitled to an annual salary of $416,000 and is eligible to participate in a bonus plan whereby he will have an annual bonus opportunity of 50% of his annual salary, payable in cash or RSUs that will vest immediately upon award, and long term incentive of up to 100% of his annual salary payable in RSUs. In the event of a change of control (as defined in the employment agreement), Mr. Stauffer would be entitled to the accelerated vesting of unvested options (granted subject to the provisions of the Stock Option Plan).In the event that the Corporation terminates Mr. Stauffer’s employment without cause, Mr. Stauffer would be entitled to: (i) a lump sum payment of an amount equal to six months’ annual salary (nine months in the case of termination related to a non-performance issue), less applicable deductions; and (ii) the accelerated vesting of unvested options (granted subject to the provisions of the Stock Option Plan) on a pro-rata basis. Pursuant to the terms of his employment agreement, Mr. Stauffer agreed that he shall not engage in any activity which is in competition with the Corporation during his employment and for a period of twelve months thereafter. Mr. Stauffer is also precluded from soliciting the Corporation’s customers or employees for a twelve-month period following his last day of active employment.
Employment Agreement — Ryan McWilliams — Executive Vice President, Northeast Region
Pursuant to an employment agreement dated July 12, 2021, Mr. McWilliams is entitled to an annual salary of $400,000 and is eligible to participate in a bonus plan whereby he will have an annual bonus opportunity of 50% of his annual salary payable in cash, and long term incentive in the form of RSUs of up to 50% of his annual salary. In the event that the Corporation terminates Mr. McWilliams’ employment without cause, Mr. McWilliams would be entitled to continued pay and benefits for a twelve -month period, less applicable deductions. Pursuant to the terms of his employment agreement, Mr. McWilliams agreed that he shall not engage in any activity which is in competition with the Corporation during his employment and for a six-month period thereafter. Mr. McWilliams is also precluded from soliciting the Corporation’s customers or employees for a twelve-month period.
Employment Agreement — Greg Rochlin — Former Chief Executive Officer, Ilera Health
Pursuant to an employment agreement dated December 3, 2020, Mr. Rochlin was entitled to an annual salary of $500,000 and was eligible to participate in a bonus plan with an annual bonus opportunity of a percentage of Ilera’s Pennsylvania EBITDA (up to a certain maximum), as established by the Corporation from time to time, payable in cash and RSUs. Upon the Corporation’s termination of Mr. Rochlin’s employment without cause, Mr. Rochlin would have been entitled to: (i) a lump sum payment of an amount equal to six months’ annual salary, less applicable deductions; and (ii) the accelerated vesting of unvested options (granted subject to the provisions of the Stock Option Plan) on a pro-rata basis. Pursuant to the terms of his employment agreement, Mr. Rochlin agreed that he would not engage in any activity in competition with the Corporation during his employment and for a period of twelve months thereafter. Mr. Rochlin was also precluded from soliciting the Corporation’s customers or employees for a twelve-month period following his last day of active employment.
Employment Agreement — Jason Ackerman — Former Chief Executive Officer
Pursuant to an employment agreement dated May 1, 2020, Mr. Ackerman was entitled to an annual salary of $500,000, grants of 5,800,000 options to vest on a schedule per the agreement and was eligible to participate in a bonus plan whereby his annual bonus was established by the Board, payable in cash and/or RSUs that vested immediately upon award. Upon the Corporation’s termination of Mr. Ackerman without cause, Mr. Ackerman would be entitled to: (i) a lump sum payment of an amount equal to nine months’ annual salary, less applicable deductions; and (ii) the accelerated vesting of unvested options (granted subject to the provisions of the Stock Option Plan) on a pro-rata basis. Mr. Ackerman agreed that he shall not engage in any activity which is in competition with the Corporation during his employment and for a period of twelve months thereafter. Mr. Ackerman was precluded from soliciting the Corporation’s customers or employees for a six-month period following his last day of active employment.
Employment Agreement — Jason Marks — Former Chief Legal Officer
Pursuant to an employment agreement dated July 1, 2020, Mr. Marks was entitled to an annual salary of $385,000 and was eligible to participate in a bonus plan whereby he was eligible to receive an annual bonus opportunity of 40% of his annual salary payable in cash or RSUs, at the Corporation’s option, and long term incentive in the form of RSUs of up to 40% of his annual salary. In the event of a change of control of TerrAscend during his employment, Mr. Marks would have been entitled to continued pay and benefits for a six month period, less applicable deductions, and the accelerated vesting of unvested options (granted subject to the provisions of the Stock Option Plan) and RSUs (granted subject to the RSU Plan).
Outstanding Equity Awards at 2021 Fiscal Year-End
The following table reflects information regarding outstanding equity-based awards that were held by our NEOs as of December 31, 2021.
Outstanding Equity Awards
	Option Awards					Stock Awards
Named Executive Officer	Number of securities underlying unexercised options (#) exercisable(1)	Number of securities underlying unexercised options (#) unexercisable(2)	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)(3)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of shares or units of stock that have not vested (#)(4)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Jason Wild(5)	1,000,000	0	0	3.16	6/19/2023	Nil	Nil	47,847	292,345
	0	200,000	0	10.79	3/25/2031
Jason Ackerman	1,569,260	0	0	1.85	1/9/2030	Nil	Nil	Nil	Nil
	1,792,492	0	0	2.11	1/9/2030
Keith Stauffer	333,334	666,666	0	2.11	4/27/2025	Nil	Nil	13,004	79,454
Ryan McWilliams	33,334	33,333	0	4.74	9/16/2024	Nil	Nil	Nil	Nil
	66,667	133,333	0	3.81	1/1/2026
	0	150,000	0	6.75	9/2/2031
Greg Rochlin	111,111	0	0	2.56	11/27/2024	Nil	Nil	Nil	Nil
	291,667	0	0	3.81	1/1/2026
Jason Marks	250,000	0	0	3.81	8/3/2025	Nil	Nil	Nil	Nil

(1)
Represents stock options granted under the Stock Option Plan (i) for Mr. Wild, on June 19, 2018 and March 25, 2021; (ii) for Mr. Ackerman, on January 9, 2020 and April 27, 2020; (iii) for Mr. Stauffer, on April 27, 2020; (iv) for Mr. Rochlin, on November 27, 2019 and September 11, 2020; (v) for Mr. McWilliams, on September 11, 2020 and November 15, 2021; and (vi) for Mr. Marks, on September 11, 2020. Options to purchase Common Shares issued pursuant to the Stock Option Plan issued in 2021: (i) prior to November 2, 2021 vest one third per year on the anniversary of issuance; and (ii) on or after November 2, 2021 vest one quarter per year on the anniversary of issuance.

(2)
The amounts are based on the average exchange rate from the Bank of Canada published at 4:30 p.m. EST as of the date of the grant. All options are time vested; unless otherwise determined by the Board, options to purchase Common Shares typically vest and become exercisable 25% on each of the first four anniversary dates from the date of grant, or 33.3% on each of the first three anniversary dates from the date of grant.

(3)
Stock option exercise prices are originally in Canadian dollars and have been converted to US dollars at the average exchange rate from the Bank of Canada published at 4:30 p.m. EST as of the date of the grant.

(4)
All RSUs are time vested; unless otherwise determined by the Board, RSUs typically vest and become exercisable 25% on each of the first four anniversary dates from the date of grant, or 33.3% on each of the first three anniversary dates from the date of grant.

(5)
Mr. Wild was not compensated for his role as Executive Chairman. Mr. Wild’s 1,000,000 options to purchase Common Shares were granted prior to his appointment as Executive Chairman. Mr. Wild’s 200,000 options to purchase Common Shares were granted to him as compensation for his role as Chairman of the Board.

Pension Benefits
The Corporation does not have a pension plan that provides for payments or benefits to the NEOs or directors at, following, or in connection with retirement.

Directors’ and Officers’ Liability Insurance
The Corporation holds directors’ and officers’ liability insurance in the aggregate amount of $10,000,000, subject to a $1,000,000 deductible payable by the Corporation. The annual premium paid by the Corporation in 2021 for this coverage was $1,782,017 for the twelve-month period ended March 31, 2022.
No indemnification under section 136 of the OBCA was paid or became payable in 2021.
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STATEMENT OF DIRECTOR COMPENSATION
Director Compensation Table
The following table sets forth a summary of the compensation paid to TerrAscend’s directors during 2021.
Director Compensation
Name	Fees earned or paid in cash ($)	Bonus ($)	Stock Awards ($)(1)	Option awards ($)(2)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Jason Wild(3)	Nil	Nil	516,216	1,762,169	Nil	Nil	Nil	2,278,385
Craig Collard	Nil	Nil	221,970	Nil	Nil	Nil	Nil	221,970
Richard Mavrinac	Nil	Nil	234,464	Nil	Nil	Nil	Nil	234,464
Lisa Swartzman	Nil	Nil	214,224	Nil	Nil	Nil	Nil	214,224
Ed Schutter	Nil	Nil	226,718	Nil	Nil	Nil	Nil	226,718

(1)
The amounts in this column represent the value of RSUs awarded during 2021. The value was calculated by multiplying the number of RSUs by the grant price as at the respective date of grant. All amounts were converted to US dollars using the average exchange rate from the Bank of Canada published at 4:30 p.m. EST as of the date of the grant.

(2)
The amounts in this column represent the value of options to purchase Common Shares awarded during 2021 . The value was calculated using the Black-Scholes option pricing model as at the date of grant, using the following assumptions: (i) the Common Share price being based on the closing price on the date of grant; (ii) the exercise price being based on the Canadian Securities Exchange Policy 5, Section 5.2; (iii) a term of 25% on each of the first four anniversary dates from the date of grant or 33.3% on each of the first three anniversary dates from the date of grant, as applicable; (iv) volatility based on the five year Common Share price; and (v) a discount rate based on the five year Canadian government bond yield. All amounts were converted to US dollars using the average exchange rate from the Bank of Canada published at 4:30 EST as of the date of the grant.

(3)
Mr. Wild was not compensated for his role as Executive Chairman. Mr. Wild’s 1,000,000 options to purchase Common Shares were granted in respect of duties undertaken as a director of the Corporation prior to his appointment as Executive Chairman. Mr. Wild’s 200,000 options to purchase Common Shares were granted to him as compensation for his role as Chairman of the Board.

Compensation of Directors
The Compensation Committee conducts reviews with respect to director compensation at least once a year. The Board is currently in the process of considering the compensation for the work of the special committee of the Board in 2021 related to the Corporation’s acquisition of Gage, and other Board activities in 2021. In 2021, the annual base compensation for directors was an aggregate of $200,000 per director, paid entirely in RSUs. Additional compensation for participation in the committees of the Board is as follows (all of which shall be paid in RSUs): additional remuneration of $19,500 for the Audit Committee Chair, $7,500 for Audit Committee members, $12,000 for the Compensation Committee Chair, and $6,000 for Compensation Committee members. The Chair (or Executive Chair) of the Board is paid an additional $300,000 (in RSUs) and 200,000 options to purchase Common Shares. Additionally, all directors are reimbursed for the out-of-pocket expenses related to their attendance at Board and committee meetings.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table sets out certain details as at December 31, 2021 with respect to the Stock Option Plan and the RSU Plan, being the sole equity compensation plans pursuant to which equity securities of the Corporation are authorized for issuance. A description of the Stock Option Plan and RSU Plan can be found in the section above entitled “Stock Option Plan and RSU Plan”.
Plan	Number of Common Shares to be issued upon exercise/issuance of outstanding options/RSUs under Stock Option Plan and RSU Plan	Weighted-average exercise price of outstanding options/RSUs under Stock Option Plan and RSU Plan	Number of Common Shares remaining available for future issuance under the Stock Option Plan and RSU Plan(1)
Stock Option Plan	12,884,696	$4.85	18,212,577
RSU Plan	192,171	N/A

(1)
The Stock Option Plan and the RSU Plan provide that the number of Common Shares that may be reserved for issuance under both such plans (together with any other share compensation arrangement of the Corporation) will not exceed (in the aggregate) 10% of the outstanding Common Shares (on a fully diluted basis) on any given date. As of December 31, 2021, 312,894,448 Common Shares (including Common Shares, Preferred Shares and Exchangeable Shares, warrants and options) were issued and outstanding (on a fully diluted basis). Therefore, an aggregate of 18,212,577 options or RSUs were available for issuance under the Stock Option Plan or the RSU Plan on December 31, 2021, based on 31,289,445 (being 10% of the number of Common Shares issued and outstanding on a fully diluted basis) less 12,884,696 (being the number of common shares to be issued upon exercise of the outstanding options) and less 192,171 (being the number of common shares to be issued upon issuance of the outstanding RSUs).

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS
As of the date hereof, none of the current or former directors, executive officers or employees of the Corporation or any of its subsidiaries is indebted to the Corporation, and, as at the date hereof, the indebtedness, if any, of such persons to other entities is not the subject of a guarantee, support agreement, letter of credit or similar arrangement or understanding provided by the Corporation or any of its subsidiaries.
INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS
None of the persons who were directors or executive officers of the Corporation or a subsidiary of the Corporation at any time during the Corporation’s last completed financial year, the Director Nominees, any person or company who beneficially owns, directly or indirectly, or who exercises control or direction over (or a combination of both) more than 10% of the issued and outstanding Common Shares, nor any associate or affiliate of those persons, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any transaction or proposed transaction which has materially affected or would materially affect the Corporation, other than:
(i)
On January 13, 2021, Canopy Growth Corporation (“Canopy Growth”) acquired an option to purchase 1,072,450 Common Shares from an existing Shareholder of the Corporation for $10.5 million and this resulted in an increase in Canopy Growth’s interest in the Corporation of 0.7% on a partially-diluted basis. As at January 14, 2021, Canopy Growth beneficially owned, and exercised control or direction over, 38,890,570 Exchangeable Shares, an aggregate of 22,474,130 Common Share purchase warrants (the “Canopy Warrants”), and is deemed to own an aggregate of 1,072,450 Common Shares subject to the option to purchase such Common Shares (the “Canopy Option”) representing approximately 39.6% of the issued and outstanding Common Shares on a partially-diluted basis. Canopy Growth issued an early warning report on January 14, 2021 in connection with the increase in its holding of the Corporation.

(ii)
On February 23, 2021, Canopy Growth completed a plan of arrangement involving RIV Capital Inc. (formerly Canopy Rivers Inc.) (“RIV Capital”) and its wholly-owned subsidiary, RIV Capital Corporation (formerly Canopy Rivers Corporation) (“RCC”) pursuant to which Canopy Growth acquired from RCC (i) 19,445,285 Exchangeable Shares; (ii) 2,225,714 Common Share purchase warrants with an exercise price of C$5.95 per Common Share; and (iii) 333.723 Common Share

purchase warrants with an exercise price of C$6.49 per Common Share. This transaction did not result in a further increase in Canopy Growth’s beneficial ownership interest in the Corporation due to Canopy Growth’s prior controlling interest in RIV Capital. Following the arrangement, Canopy Growth directly owned approximately 39.6% of the issued and outstanding Common Shares on a partially-diluted basis, assuming the conversion of the Exchangeable Shares into Common Shares and the exercise of the Canopy Warrants and Canopy Option.
(iii)
On August 31, 2021, the Corporation entered into a definitive arrangement agreement (the “Arrangement Agreement”) with Gage Growth Corp. (“Gage”), pursuant to which TerrAscend was to acquire all of the issued and outstanding subordinate voting shares of Gage by way of a court-approved plan of arrangement under the Canada Business Corporations Act. The arrangement was approved at the special meeting of the Corporation’s Shareholders on November 11, 2021, and the arrangement closed on March 10, 2022, subject to the satisfaction or waiver of all remaining closing conditions. Pursuant to the terms of the Arrangement Agreement, Gage shareholders received 0.3001 of a Common Share for each Gage share (or equivalent) held. Pursuant to the Arrangement Agreement, TerrAscend issued an aggregate of 51.2 million Common Shares and up to 25.8 million Common Shares are reserved for issuance in connection with the exercise or exchange of former Gage convertible securities if and when exercised or exchanged. A copy of the Arrangement Agreement is available on the Corporation’s profile on SEDAR at www.sedar.com. The acquisition of Gage was a “related party transaction” pursuant to Multilateral Instrument 61-101 — Protection of Minority Security Holders in Special Transactions (“MI 61-101”) and was subject to Part 5 of MI 61-101, as Mr. Wild is a control person of the Corporation and was a control person of Gage, and as Mr. Mavrinac is a director of the Corporation and was a director of Gage. While technically exempt from the minority approval requirement of MI 61-101 pursuant to Section 5.7(a) thereof, the Corporation sought and obtained approval from minority Shareholders of the Corporation at the special meeting of the Corporation’s Shareholders on November 11, 2021 as an additional procedural safeguard to ensure the rights of minority Shareholders were appropriately considered in respect of the acquisition of Gage.

Related Party Transactions Policy
The Corporation intends to adopt a related party transaction policy which will require that employees, officers and directors report any activity that would cause or appear to cause a conflict of interest on his or her part.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table shows information regarding the beneficial ownership of the Corporation’s Common Shares as of April 28, 2022 by:
•
each Shareholder known by the Corporation to own beneficially 5% or more of our Common Shares;

•
each of the Corporation’s directors;

•
each of the Named Executive Officers; and

•
all current directors and executive officers as a group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
5% Shareholders(2)
Jason Wild 14 North Lake Rd. Armonk, NY 10504	126,939,278(2)	41.82%
Current Directors
Craig Collard	211,022	*
Kara DioGuardi	0	*
Richard Mavrinac	373,222	*
Ed Schutter	1,241,801	*
Lisa Swartzman	438,928	*
Jason Wild	126,939,278	41.82%
Named Executive Officers
Jason Wild	126,939,278	41.82%
Jason Ackerman	3,892,681	1.28%
Keith Stauffer	666,666	*
Ryan McWilliams	100,000	*
Greg Rochlin	402,778	*
Jason Marks	250,000	*
All current directors and executive officers as a group (11 persons)	134,516,376	44.32%

*
Less than 1.0%.

(1)
Based on 303,513,027 Common Shares on a fully-diluted as-converted basis (including the Common Shares reserved for issuance upon the exchange of convertible securities that are exchangeable at the option of the holder and that such holder has the right to acquire within 60 days of such date as of April 28, 2022) and includes for each person and group the number of shares that such person or group has the right to acquire within 60 days of such date.

(2)
Based on a Schedule 13D filed with the SEC on March 17, 2022 by a group, including Mr. Wild, and a Form 4 filed with the SEC on April 1, 2022, Mr. Wild has sole voting power and dispositive power over 2,582,305 Common Shares and shared voting power and dispositive power over 123,859,867 Common Shares.

MANAGEMENT CONTRACTS
No management functions of the Corporation or its subsidiaries are performed to any substantial degree by a person other than the directors or executive officers of the Corporation or its subsidiaries.
CORPORATE GOVERNANCE
National Policy 58-201 — Corporate Governance Guidelines (“NP 58-201”) establishes corporate governance guidelines which apply to all public corporations. The Corporation has reviewed its own corporate governance practices in light of these guidelines. National Instrument 58-101 — Disclosure of Corporate Governance Practices mandates disclosure of corporate governance practices, which disclosure is set out below.

Board of Directors
The Board currently consists of six persons, three of whom the Corporation believes to be independent based upon the tests for independence set forth in National Instrument 52-110 — Audit Committees (“NI 52-110”): Mr. Craig Collard, Mr. Richard Mavrinac and Ms. Kara DioGuardi. Mr. Jason Wild is not an independent director as he served as an executive officer of the Corporation; Ms. Lisa Swartzman is not an independent director as she has accepted a consulting, advisory or other compensatory fee from the Corporation, other than as remuneration for acting in her capacity as a member of the Board. Mr. Ed Schutter is not an independent director as he is the former Chief Executive Officer of Arbor, a privately held company in respect of which Mr. Wild was also a director and served as a member of the Arbor compensation committee (although this is no longer the case given the sale of Arbor in September 2021; Mr. Wild and Mr. Schutter are no longer involved with Arbor). NP 58-201 suggests that the boards of directors of reporting issuers should be constituted with a majority of individuals who qualify as “independent” directors. An “independent” director is a director who has no direct or indirect material relationship with the relevant company. A material relationship is a relationship that could, in the view of the board of directors of a corporation, reasonably interfere with the exercise of a director’s independent judgment. Ms. DioGuardi was added to the Board as an independent director in 2022. The Corporation is currently considering adding additional independent directors to the Board. In 2021, the Board appointed Mr. Collard as the lead independent director of the Board.
The Board facilitates independent supervision of management of the Corporation through meetings of the Board and through frequent informal discussions among independent members of the Board and management. In addition, the Board has access to the Corporation’s external auditors, the Corporation’s legal counsel, and to any of the Corporation’s officers. The Board has a stewardship responsibility to supervise the management of, and to oversee the conduct of the business of, the Corporation, to provide leadership and direction to management, to evaluate management, to set policies appropriate for the business of the Corporation, and to approve corporate strategies and goals.
The Board recommends nominees to the Shareholders for election as directors, and immediately following each annual general meeting of the Corporation, appoints the Audit Committee.
The Board exercises its independent supervision over management by way of its policies that (a) periodic meetings of the Board be held to obtain an update on significant corporate activities and plans, and (b) all material transactions of the Corporation are subject to prior approval of the Board. To facilitate open and candid discussion among its independent directors, such directors are encouraged to communicate with each other directly to discuss ongoing issues pertaining to the Corporation.
Risk Oversight
The Board has overall responsibility for the oversight of the Corporation’s risk management process, which is designed to support the achievement of organizational objectives, including strategic objectives, improve long-term organizational performance and enhance shareholder value. Risk management includes not only understanding Corporation-specific risks and the steps management implements to manage those risks, but also what level of risk is acceptable and appropriate for the Corporation. Management is responsible for establishing our business strategy, identifying and assessing the related risks and implementing appropriate risk management practices. The Board periodically reviews our business strategy and management’s assessment of the related risks and discusses with management the appropriate level of risk for the Corporation. Each of our Board committees also oversees the management of risk that falls within that committee’s areas of responsibility. For example, the Audit Committee assists the Board in fulfilling its risk oversight responsibilities relating to our financial and accounting risk management policies and procedures. As part of this process, the Audit Committee meets periodically with management to review, discuss and provide oversight with respect to our processes and controls to assess, monitor and mitigate potential risk exposure. In providing such oversight, the Audit Committee may also discuss such processes and controls with our independent registered public accounting firm. The Compensation Committee likewise assists the Board in fulfilling its risk oversight responsibilities associated with, among other things, compensation program design by reviewing whether there are risks arising from our compensation programs and practices that are reasonably likely to have a material adverse effect on the Corporation.

Hedging Policies or Practices
The Corporation does not currently have any hedging policies or practices in place.
Our NEOs and directors are discouraged from purchasing financial instruments designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by the NEO or director, and, to the knowledge of the Corporation, no NEO or director has undertaken such hedging transactions. However, the Corporation does not have a policy expressly prohibiting such transactions.
Other Public Company Directorships
In addition to acting as a director of the Corporation, the following current members of the Board hold a directorship in the other reporting issuers (or equivalent in other jurisdictions) set forth below:
Name of Director	Name of Issuer	Market
Craig Collard	Opiant Pharmaceuticals, Inc. Sierra Oncology, Inc.	Nasdaq Stock Market Nasdaq Stock Market
Richard Mavrinac	Roots Corporation RIV Capital Inc.	Toronto Stock Exchange TSX Venture Exchange
Ed Schutter	Establishment Labs S. A.	Nasdaq Stock Market
Orientation and Continuing Education
While the Corporation does not have formal orientation and training programs, orientation of new Board members is conducted by informal meetings with members of the Board, briefings by management, and the provision of copies of or access to the Corporation’s documents.
The Corporation has not adopted formal policies respecting continuing education for Board members. However, Board members are encouraged to communicate with the Corporation’s management, legal counsel, external auditors and consultants to keep themselves current on industry trends and developments and changes in legislation (with management’s assistance), and to attend related industry seminars and to visit the Corporation’s operations. Board members have full access to the Corporation’s records.
Ethical Business Conduct
The Corporation has not yet adopted a formal written code of business conduct and ethics, as the size of its operations and the small number of officers and consultants of the Corporation allow it to monitor the activities of management on an ongoing basis and to ensure that the highest standard of ethical conduct is maintained. The fiduciary duties placed on individual directors by governing corporate legislation and the common law, and the restrictions placed by the OBCA on an individual director’s participation in decisions of the Board in which the director has an interest, assist in ensuring that the Board operates independently of management and in the best interests of the Corporation.
Under the OBCA, a director of a corporation is required to act honestly and in good faith with a view to the best interests of such corporation and to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. In addition, directors must comply with the conflict of interest provisions of the OBCA, as well as the relevant securities regulatory instruments, in order to ensure the director exercises independent judgment in considering transactions and agreements in respect of which the director or an officer has a material interest. Any interested director would be required to declare the nature and extent of his interest and would not be entitled to vote at meetings of directors that evoke such a conflict.
Nomination of Directors
The Corporation does not have a stand-alone nomination committee. The Board as a whole is responsible for identifying potential Board candidates. The Board assesses potential Board candidates to fill perceived needs of the Board for required skills, expertise, independence and other factors. Potential candidates are primarily identified through referrals by members of the Board and business contacts.

Compensation Committee
The Compensation Committee conducts reviews with respect to director and officer compensation at least once a year. For information regarding the steps taken to determine compensation for directors and executive officers, see the sections above entitled “Statement of Director Compensation” and “Statement of Named Executive Officer Compensation”. The Compensation Committee is governed by a charter defining its responsibilities, powers and operations.
Compensation Committee Interlocks and Insider Participation
The Compensation Committee is currently comprised of Mr. Schutter (Chair) as well as Mr. Collard and Mr. Mavrinac, the latter two of whom are independent directors. None of the members of the Compensation Committee are currently nor have been at any time an officer or employee of the Corporation. None of our executive officers currently serve as members of the Board or compensation committee of any entity that has one or more executive officers serving as a member of our Board or Compensation Committee. Committee composition will be reviewed in light of changes to the Board in 2022.
Other Board Committees
The Board has a Compensation Committee and an Audit Committee (see below for more details regarding the Audit Committee). In 2021, the Board created a special committee to consider the acquisition of Gage. The special committee was dissolved at the conclusion of its mandate. As the Corporation grows, and its operations and management structure become more complex, the Corporation expects to appoint additional standing committees, including a corporate governance committee and a nominating committee, and will ensure that such committees are governed by written charters and are composed of at least a majority of independent directors.
Director Attendance
Director	Board	Audit Committee	Compensation Committee	Total Attendance
Craig Collard	8/8	5/6	2/2	15/16
Richard Mavrinac	8/8	6/6	2/2	16/16
Ed Schutter	8/8	—	2/2	10/10
Lisa Swartzman	8/8	6/6	—	14/14
Jason Wild	7/8	—	—	7/8
Kara DioGuardi(1)	—	—	—	—

(1)
Ms. DioGuardi was appointed to the Board on March 3, 2022.

Assessments
The Board monitors the adequacy of information given to directors, communications between the Board and management and the strategic direction and processes of the Board and the committees of the Board.
AUDIT COMMITTEE
Audit Committee Charter
The Audit Committee is governed by its charter that is attached as Schedule “A” to this Circular.
Composition of the Audit Committee
The Audit Committee is currently comprised of Ms. Lisa Swartzman, Mr. Richard Mavrinac (Chair), and Mr. Craig Collard. Mr. Mavrinac and Mr. Collard have been determined by the Board to be independent for the purposes of NI 52-110. Ms. Swartzman has been determined by the Board not to be independent as she has accepted a consulting, advisory or other compensatory fee from the Corporation, other than as remuneration for acting in her capacity as a member of the Board. Based on the education and breadth of experience of each member of the Audit Committee, the Board has determined each such member to be financially literate for the purposes of NI 52-110.
Relevant Education and Experience
For the purposes of NI 52-110, an individual is financially literate if he or she has the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the issuer’s financial statements. All current members of the Audit Committee have experience reviewing financial statements and dealing with related accounting and auditing issues. The education and experience of each member of the Audit Committee relevant to the performance of his or her duties as a member of the Audit Committee can be found under the section above entitled “Proposal No. 2: Election of Directors”.
Audit Committee Oversight
At no time since the commencement of the Corporation’s most recently completed financial year was a recommendation of the Audit Committee to nominate or compensate an external auditor not adopted by the Board.
Reliance on Certain Exemptions
At no time since the commencement of the Corporation’s most recently completed financial year has the Corporation relied on the following exemptions contained in NI 52-110:
(1)
an exemption from section 2.4 (De Minimis Non-Audit Services);

(2)
an exemption from subsection 6.1.1(4) (Circumstance Affecting the Business or Operations of the Venture Issuer);

(3)
an exemption from subsection 6.1.1(5) (Events Outside Control of Member);

(4)
an exemption from subsection 6.1.1(6) (Death, Incapacity or Resignation); or

(5)
an exemption from NI 52-110, in whole or in part, granted under Part 8 (Exemptions).

Exemption for Venture Issuers
The Corporation is a “venture issuer” as defined in NI 52-110 and is relying on the exemption in section 6.1 of NI 52-110 relating to Parts 3 (Composition of Audit Committee) and 5 (Reporting Obligations) of NI 52-110.
Pre-Approval Policies and Procedures
The Audit Committee has not adopted any specific policies and procedures for the engagement of non-audit services but has the authority to engage and communicate with advisors and professionals for non-audit services.
Audit Fees
See section above entitled “Proposal No. 3: Re-Appointment of Auditor” for the table setting forth the fees paid by the Corporation and its subsidiaries to MNP for services rendered for the years ended December 31, 2021 and December 31, 2020.
Audit Committee Report
The following report of the Audit Committee of the Board does not constitute soliciting material and should not be deemed filed or incorporated by reference into any future filings under the U.S. Securities Act of 1933 or the Exchange Act, except to the extent we specifically incorporate this report by reference.

Management has the primary responsibility for establishing and maintaining adequate internal financial controls, for preparing the financial statements and for the public reporting process. MNP, the Corporation’s independent registered public accounting firm, is responsible for expressing opinions on the conformity of the Corporation’s audited financial statements with US generally accepted accounting principles (“US GAAP”).
The Audit Committee has reviewed and discussed with management and MNP the Corporation’s audited consolidated financial statements for the fiscal year ended December 31, 2021. The Audit Committee oversaw the Corporation’s conversion from International Financial Reporting Standards to US GAAP which resulted in the filing of the Corporation’s Form 10 in November 2021. The Corporation became an SEC filer effective January 1, 2022. The Audit Committee has also discussed with MNP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC.
The Audit Committee also received the written disclosures and the letter from MNP that are required by applicable requirements of the PCAOB regarding MNP’s communications with the Audit Committee concerning independence and has discussed with MNP its independence. On the basis of the foregoing, the Audit Committee concluded that MNP is independent from the Corporation, its affiliates and management.
Based upon its review of the Corporation’s audited financial statements and the discussions noted above, the Audit Committee recommended to the Board that the Corporation’s audited consolidated financial statements for the fiscal year ended December 31, 2021 be included in the Corporation’s Annual Report on Form 10-K for such fiscal year, which was filed with the SEC.
This report has been furnished by the members of the Audit Committee.
Submitted by the Audit Committee of the Board of Directors
Richard Mavrinac (Chair)
Lisa Swartzman
Craig Collard
OTHER MATTERS
Management of the Corporation is not aware of any matters to come before the Meeting other than those set forth in the Notice of Meeting. If any other matters do properly come before the Meeting, or any adjournment(s) or postponement(s) thereof, the person named in the form of proxy intends to vote the Common Shares represented thereby in accordance with his or her best judgement on such matter.
SHAREHOLDER PROPOSALS
The final date by which the Corporation must receive a proposal for any matter that a Shareholder proposes to raise at the annual meeting of Shareholders to be held in 2023 is January 2, 2023.
See section above entitled “Proposal No. 2: Election of Directors — Advance Notice Provision” for a description of the Corporation’s Advance Notice Provision.
SHAREHOLDER COMMUNICATIONS
We have not adopted a formal process for shareholder communications with the Board. Nevertheless, we regularly communicate with Shareholders and try to ensure that the views of Shareholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to Shareholders in a timely manner. We believe our responsiveness to shareholder communications to the Board, and engagement with Shareholders, have been good. We will review each communication and will forward such communications to our Board, or to any individual director to whom the given communication is addressed, unless the given communication consists of general surveys and mailings to solicit business or advertise products; job applications or resumes; general questions and inquiries; or any material that is threatening, illegal or that does not relate to the responsibilities of our Board. Shareholders may provide feedback through a number of channels, including email at info@terrascend.com, at our mailing address (P.O. Box 43125, Mississauga, Ontario L5B 4A7), or by calling our phone number (1-855-837-7295).

ADDITIONAL INFORMATION
Additional information relating to the Corporation is available on the Corporation’s SEDAR profile at www.sedar.com and on the SEC’s website at www.sec.gov. Financial information about the Corporation is provided in the Corporation’s consolidated annual financial statements and management’s discussion and analysis for the year ended December 31, 2021.
Shareholders may request copies of the Corporation’s financial statements and management’s discussion and analysis free of charge by contacting the Corporation at 1-855-837-7295.
BOARD APPROVAL
The Board has approved the contents of this Circular and the mailing thereof to the Corporation’s Shareholders.
DATED at Toronto, Ontario, the 28th day of April, 2022.
On Behalf of the Board of Directors
(signed) “Jason Wild” Jason Wild Executive Chairman, Chairman of the Board and Director

SCHEDULE “A”
AUDIT COMMITTEE CHARTER
I.
GENERAL

1.
Mandate and Purpose of the Committee

The purpose of the Audit Committee (the “Committee”) is to assist the board of directors (the “Board”) of Terrascend Corp. (the “Company”) in fulfilling its oversight responsibilities relating to:
(a)
the integrity of the Company’s financial statements;

(b)
the Company’s compliance with legal and regulatory requirements, as they relate to the Company’s financial statements;

(c)
the qualifications, independence and performance of the external auditor;

(d)
internal controls and disclosure controls;

(e)
the performance of the Company’s internal audit function; and

(f)
performing the additional duties set out in this Charter or otherwise delegated to the Committee by the Board.

2.
Authority of the Committee

(a)
The Committee has the authority to:

(i)
engage independent counsel and other advisors as it determines necessary to carry out its duties;

(ii)
set and pay the compensation for any advisors employed by the Committee; and

(iii)
communicate directly with the internal and external auditors.

(b)
The Committee has the authority to delegate to individual members or subcommittees of the Committee.

II.
PROCEDURAL MATTERS

1.
Composition

The Committee will be composed of a minimum of three members.
2.
Member Qualifications

(a)
Every Committee member must be a director of the Company.

(b)
A majority of the members of the Committee must be “independent” as defined in National Instrument 52-110 Audit Committees.

(c)
Every Committee member must be “financially literate” as defined in National Instrument 52-110 —  Audit Committees.

(d)
At least one member of the Committee will have accounting or related financial management experience or expertise.

3.
Member Appointment and Removal

Members of the Committee will hold office until the next annual meeting of the shareholders.
4.
Committee Structure and Operations

(a)
Chair

Each year, the Board will appoint one member of the Committee to act as Chair of the Committee. The Chair of the Committee may be removed at any time at the discretion of the Board. If, in any year,
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the Board does not appoint a Chair, the incumbent Chair will continue in office until a successor is appointed. If the Chair of the Committee is absent from any meeting, the Committee will select one of the other members of the Committee to preside at that meeting.
(b)
Meetings

The Chair of the Committee will be responsible for developing and setting the agenda for Committee meetings. The Chair, in consultation with the Committee members, will determine the schedule and frequency of the Committee meetings. However, the Committee will meet at least four times per year.
(c)
Notice

(i)
Notice of the time and place of every meeting will be given by email or by phone to each member of the Committee at least 24 hours before the time fixed for that meeting.

(ii)
The external auditor of the Company will be given notice of every meeting of the Committee and, at the expense of the Company, will be entitled to attend and be heard at that meeting.

(iii)
If requested by a member of the Committee, the external auditor will attend every meeting of the Committee held during the term of office of the external auditor.

(d)
Quorum

A majority of the Committee will constitute a quorum. No business may be transacted by the Committee except at a meeting of its members at which a quorum of the Committee is present in person or by means of such telephonic, electronic or other communications facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously.
(e)
Attendees

The Committee may invite any of the directors, officers and employees of the Company and any advisors as it sees fit to attend meetings of the Committee.
During each meeting of the Committee, the Committee will meet with only Committee members present in person or by other permitted means.
(f)
Secretary

Unless otherwise determined by resolution of the Board, the corporate secretary of the Company, or his or her nominee, will act as the Secretary to the Committee.
(g)
Records

Minutes of meetings of the Committee will be recorded and maintained by the Secretary to the Committee and will be subsequently presented to the Committee for review and approval.
(h)
Liaison

The Chief Financial Officer will act as management liaison with the Committee.
5.
Committee and Charter Review

The Committee will conduct an annual review and assessment of its performance, effectiveness and contribution, including a review of its compliance with this Charter, in accordance with the process developed by the Board. The Committee will conduct that review and assessment in such manner as it deems appropriate and report the results to the Board.
The Committee will also review and assess the adequacy of this Charter on an annual basis, taking into account all legislative and regulatory requirements applicable to the Committee, as well as any best practice guidelines recommended by regulators or an applicable stock exchange, and will recommend any required or desirable changes to the Board.
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6.
Reporting to the Board

The Committee will report to the Board in a timely manner with respect to each of its meetings held. This report may take the form of circulating copies of the minutes of each meeting held.
III.
RESPONSIBILITIES

1.
Financial Reporting

(a)
The Committee is responsible for reviewing and recommending approval to the Board of:

(i)
the Company’s financial statements, MD&A and annual and interim profit or loss news releases; and

(ii)
prospectus type documents.

(b)
The Committee is also responsible for:

(i)
discussing with management and the external auditor the quality of generally accepted accounting principles (“GAAP”), not just the acceptability of GAAP;

(ii)
discussing with management any significant variances between comparative reporting periods and across comparable business units;

(iii)
in the course of discussion with management and the external auditor, identifying problems or areas of concern and ensuring those matters are satisfactorily resolved;

(iv)
engaging the external auditor to perform a review of the interim financial reports and reviewing their findings, however, no formal report from the external auditor will be required;

(v)
reviewing the financial statements of the Company’s subsidiaries, as well as the consolidated financial statements and financial statements for the Company pension plans, joint ventures and the like;

(vi)
requiring a representation letter from management similar to that provided by the external auditor; and

(vii)
reviewing all financial information and earnings guidance provided to analysts and rating agencies.

2.
External Auditor

(a)
The Company’s external auditor is required to report directly to the Committee.

(b)
The Committee is responsible for recommending to the Board:

(i)
the external auditor to be nominated for the purpose of preparing or issuing an auditor’s report or performing other audit, review or attest services for the Company; and

(ii)
the compensation of the external auditor.

(c)
The Committee is directly responsible for overseeing the work of the external auditor engaged for the purpose of preparing or issuing an auditor’s report or performing other audit, review or attest services for the Company, including the resolution of disagreements between management and the external auditor regarding financial reporting.

3.
Relationship with the External Auditor

(a)
The Committee is responsible for reviewing the proposed audit plan and the proposed audit fees (to ensure fee containment).

(b)
The Committee is also responsible for:

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(i)
establishing effective communication processes with management and the external auditor so that it can objectively monitor the quality and effectiveness of the external auditor’s relationship with management and the Committee;

(ii)
receiving and reviewing regular reports from the external auditor on the progress against the approved audit plan, important findings, recommendations for improvements and the auditors’ final report;

(iii)
reviewing, at least annually, a report from the external auditor on all relationships and engagements for non-audit services that may reasonably be thought to bear on the independence of the auditor;

(iv)
meeting regularly in private with the external auditor; and

(v)
receiving at least annually a report by the external auditor on the audit firm’s internal quality control.

4.
Accounting Policies

The Committee is responsible for:
(a)
reviewing the Company’s accounting policy note to ensure completeness and acceptability with GAAP as part of the approval of the financial statements;

(b)
proactively discussing and reviewing the impact of proposed changes in accounting standards or securities policies or regulations;

(c)
reviewing with management and the external auditor any proposed changes in major accounting policies and key estimates and judgments that may be material to financial reporting;

(d)
ensuring by discussion with management and the external auditor that the underlying accounting policies, disclosures and key estimates and judgments are considered to be the most appropriate in the circumstances (within the range of acceptable options and alternatives);

(e)
discussing with management and the external auditor the clarity and completeness of the Company’s financial disclosures made under continuous disclosure requirements; and

(f)
reviewing benchmarks of the Company’s accounting policies to those followed in its industry.

5.
Risk and Uncertainty

(a)
The Committee is responsible for reviewing, as part of its approval of the financial statements, uncertainty notes and disclosures.

(b)
The Committee, in consultation with management, will identify the principal business risks and decide on the Company’s “appetite” for risk. The Committee is responsible for reviewing related risk management policies and recommending those policies for approval by the Board. The Committee is then responsible for communicating and assigning to the applicable Board committee those policies for implementation and ongoing monitoring.

(c)
The Committee is responsible for requesting the external auditor’s opinion of management’s assessment of significant risks facing the Company and how effectively they are being managed or controlled.

6.
Controls and Control Deviations

(a)
The Committee is responsible for reviewing:

(i)
the plan and scope of the annual audit with respect to planned reliance and testing of controls; and

(ii)
major points contained in the auditor’s management letter resulting from control evaluation and testing.

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(b)
The Committee is also responsible for:

(i)
receiving reports from management when significant control deviations occur;

(ii)
establishing a Company-wide culture that conveys basic values of ethical integrity as well as legal compliance and strong financial reporting and control;

(iii)
reviewing plans of the internal and external auditors to ensure the combined evaluation and testing of control is comprehensive, well-coordinated, cost effective and appropriate to risks, business activities and changing circumstances;

(iv)
participating in the review and appointment of key people involved in financial reporting (i.e., the Chief Financial Officer, the manager of internal audit, etc.);

(v)
reviewing Chief Executive Officer and Chief Financial Officer certification matters including matters relating to disclosure controls and procedures;

(vi)
reviewing annually a formal report prepared by management on the effectiveness of the Company’s control systems;

(vii)
reviewing fraud prevention policies and programs and monitoring their implementation; and

(viii)
examining whether extension of its oversight of control systems into non-financial areas (e.g., operations) is appropriate.

7.
Compliance with Laws and Regulations

(a)
The Committee is responsible for discussing the Company’s compliance with tax and financial reporting laws and regulations, if and when issues arise.

(b)
The Committee is responsible for reviewing regular reports from management and others (e.g., internal and external auditors) concerning the Company’s compliance with financial related laws and regulations, such as:

(i)
tax and financial reporting laws and regulations;

(ii)
legal withholdings requirements;

(iii)
environmental protection laws; and

(iv)
other matters for which directors face liability exposure.

(c)
The Committee is responsible for providing input to and reviewing the Company’s Code of Business Conduct and Ethics.

(d)
The Committee is responsible for expanding its review to include a broader set of laws and regulations that must be complied with (e.g., compliance with privacy laws in electronic commerce systems).

(e)
The Committee with other Board committees is responsible for annually reviewing reports from other Board committees on management’s processes to ensure compliance with the Company’s Code of Business Conduct and Ethics.

8.
Relationship with the Internal Auditor

(a)
The Committee is responsible for reviewing:

(i)
the appointment of the internal auditor;

(ii)
the internal auditor’s terms of reference;

(iii)
the overall scope of the internal audit;

(iv)
the majority of reports issued by the internal auditor; and

5

(v)
management’s response to the internal auditor’s reports.

(b)
The Committee is responsible for approving the reporting relationship of the internal auditor to ensure appropriate segregation of duties is maintained and the internal auditor has direct access to the Committee.

(c)
The Committee is responsible for ensuring that the internal auditor’s involvement with financial reporting is coordinated with the activities of the external auditor.

(d)
If no internal audit function exists, the Committee is responsible for regularly reviewing the need for such a function.

9.
Other Responsibilities and Issues

(a)
The Chair of the Committee is responsible for ensuring the information received by the Committee is responsive to important performance measures and to the key risks the Committee oversees.

(b)
The Committee is responsible for the investigation of any matters that fall within the Committee’s responsibilities and has the explicit authority to do so.

(c)
The Committee is responsible for receiving and reviewing reports from the internal and external auditors on their review of the officer and senior executive expense accounts.

(d)
The Committee is responsible for approving policies on political donations and commissions paid to suppliers or customers and for receiving reports from the internal and/or external auditors on their review of those donations and commissions.

(e)
The Committee is responsible for reviewing and providing management with its views on funding matters, financing strategies, capital structure etc., as well as appropriate accounting and presentation issues related thereto.

10.
Pre-Approval of Non-Audit Services

The Committee is responsible for pre-approving all non-audit services to be provided to the Company or its subsidiary entities by the Company’s external auditor.
11.
Review of Public Disclosure

The Committee will review the following disclosures in advance of their public release by the Company:
(a)
the Company’s financial statements, MD&A and annual and interim profit or loss news releases;

(b)
earnings guidance; and

(c)
financial outlooks and future-oriented financial information.

The Committee is responsible for being satisfied that adequate procedures are in place for the review of the Company’s public disclosure of financial information extracted or derived from the Company’s financial statements and must periodically assess the adequacy of those procedures.
12.
Submission Systems and Treatment of Complaints The Committee is responsible for establishing procedures for:

(a)
the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and

(b)
the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

13.
Hiring Policies

The Committee is responsible for reviewing and approving the Company’s hiring policies regarding partners, employees and former partners and employees of the present and former external auditor of the Company.
Adopted: March 8, 2017
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Form of Proxy – Annual General Meeting to be held on June 27, 2022 Trader’s Bank Building702, 67 Yonge StreetToronto, ON M5E 1J8Appointment of ProxyholderI/We being the undersigned holder(s) of Voting Shares (as defined below) of TerrAscendCorp. (“TerrAscend”) hereby appoint Ari Unterman, VP, Legal (the “ManagementNominee”)ORPrint the name of the person you are appointing if this personis someone other than the Management Nominee listed herein:as my/our proxyholder with full power of substitution and to attend, act, and to vote for and on behalf of the holder in accordance with the following direction (or if no directionshave been given, as the proxyholder sees fit) and all other matters that may properly come before the annual general meeting of the holders (each a “holder”) of CommonShares of TerrAscend (the “Voting Shares”) to be held virtually at https://web.lumiagm.com/289998257 on June 27, 2022, at 1:00pm (Toronto time) or at anyadjournment or postponement thereof (the “Meeting”).This form of proxy is to be read in conjunction with TerrAscend’s notice of meeting and management information circular dated April 28, 2022 (the “Circular”). Capitalized termsused but not defined in this form of proxy shall have the meanings given to them in the Circular.1. Election of Directors For Withhold For Withhold For Withholda. Craig Collard b. Kara DioGuardi
c. Richard Mavrinacd. Ed Schuttere. Lisa Swartzman f. Jason Wild2. Appointment of Auditor: To appoint MNP LLP as the auditors of TerrAscend for the ensuring year at a remuneration to be fixed by the boardof directors of TerrAscend.For WithholdAuthorized Signature(s) – This section must be completed for yourinstructions to be executed.I/we authorize you to act in accordance with my/our instructions set out above. I/We herebyrevoke any proxy previously given with respect to the Meeting. If no voting instructionsare indicated above, this proxy will be voted as recommended by TerrAscend’smanagement (“Management”).Signature(s): Date/ /MM / DD / YY

This form of proxy is solicited by and on behalf of Management.Proxies must be received by 1:00pm Toronto Time, on June 23, 2022.Notes to Proxy1. Each holder has the right to appoint a person, who need not be a holder, to attend and represent him or her at the Meeting. Each holder may appoint aproxy holder other then any person designated in this form of proxy to attend and act on the holder’s behalf at the Meeting. If you wish to appoint a personother than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided on the top right corner of the reversepage.2. If the securities are registered in the name of more than one holder (for example, joint ownership, trustees, executors, etc.) then all of the registered owners must signthis proxy in the space provided on the reverse. If you are voting on behalf of a corporation or another individual, you may be required to provide documentationevidencing your power to sign this proxy with signing capacity stated.3. This proxy should be signed in the exact manner as the name appears on the proxy.4. If this proxy is not dated, it will be deemed to bear the date on which it is received by the transfer agent.5. The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this proxy will be votedas recommended by Management.6.
The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and,if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.7. This proxy confers discretionary authority upon the persons named herein with respect to amendments or variations to the matters identified in the Notice of Meetingand with respect to other matters which may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.8. This proxy should be read in conjunction with the accompanying documentation provided by Management, including the Circular.INSTEAD OF MAILING THIS PROXY, YOU MAY SUBMIT YOUR PROXY USING SECURE ONLINE VOTING AVAILABLE ANYTIME:

X VOTE PROXY

To Vote Your Proxy Online please visit:

http://odysseytrust.com/Transfer-Agent/Login
You will require the CONTROL NUMBER printed with your address to the right.
If you vote by Internet, do not mail this proxy.

To Virtually Attend the Meeting:

You can attend the meeting virtually by visiting https://web.lumiagm.com and entering the meeting ID 289-998-257. For further information on the virtual AGM and how to attend it, please view the management information circular of the company accompanying this form of proxy. The password to join the meeting is "terrascend2022".

To request the receipt of future documents via email and/or to sign up for Securityholder Online services, you may contact Odyssey Trust Company at www.odysseycontact.com.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. A return envelope has been enclosed for voting by mail.

Shareholder Address and Control Number Here